UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05452)

Exact name of registrant as specified in charter:	Putnam Premier Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2011

Date of reporting period August 1, 2010 – January 31, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PPT

Putnam Premier Income Trust

Semiannual report 1|31|11

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Premier Income
Trust

Semiannual report
1 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Terms and definitions	12

Other information for shareholders	13

Financial statements	14

Shareholder meeting results	80

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and most economies around the world have continued to strengthen in early 2011, building on last year’s solid growth. The U.S. stock market added gains, delivering one of the best January returns in several years. Investors are encouraged by positive economic data, healthy corporate earnings, extended tax cuts, and historically low interest rates. Bond markets remain mixed, however, as U.S. Treasury yields have risen from their historic lows and investors have sought returns in riskier asset classes.

Putnam’s investment team maintains a positive outlook for U.S. equities in 2011, encouraged by steadily improving conditions in both the economy and in corporate America. The global outlook is less certain, with ongoing European debt issues, signs of inflation in emerging markets, and recent political uprisings in Egypt and other countries. While these global developments may well lead to future market volatility, we also believe that an active, research-focused manager like Putnam can uncover opportunities for shareholders in this environment.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking broad diversification across global bond markets

When Putnam Premier Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. And, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation in the two decades since the fund’s launch. The U.S. investment-grade market added new sectors such as asset-backed securities, and the high-yield corporate bond sector has grown significantly. Outside the United States, the advent of the euro has resulted in a large market of European bonds. And there are also growing opportunities to invest in the debt of emerging-market countries.

The fund is designed to keep pace with this market expansion. To process the market’s increasing complexity, Putnam’s fixed-income group aligns teams of specialists with the varied investment opportunities. Each group identifies what it considers to be compelling strategies within its area of expertise. The fund’s portfolio managers select from among these strategies, systematically building a diversified portfolio that seeks to carefully balance risk and return.

This multi-strategy approach is designed to suit the expanding opportunities of today’s global bond marketplace. As different factors drive the performance of the various fixed-income sectors, the managers seek to take advantage of changing market leadership in pursuit of high current income.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Putnam Premier Income Trust balances risk and return across multiple sectors.

2	3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 10–11 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

D. William Kohli

Bill, what was the bond market environment like during the six months ended January 31, 2011?

Driven by investor demand for higher-yielding assets and general improvement in world economies, bonds from riskier sectors — including high-yield bonds, floating-rate bank loans, commercial mortgage-backed securities [CMBS], and emerging-market debt — led all fixed-income categories. Additional factors helping to boost riskier market sectors included robust corporate profitability and stronger balance sheets — including near-record cash levels.

In early November, the Federal Reserve Board [the Fed] announced a second round of quantitative easing, dubbed “QE2.” Under the program, the Fed committed to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The central bank’s goals are to keep interest rates low, spur lending, and stimulate demand for riskier assets. Following this announcement, investors expressed their concerns about the full magnitude of QE2 by selling Treasuries and pushing yields higher across all but the shortest end of the yield curve. Other government securities also posted relatively weak returns, as did the Barclays Capital Aggregate Bond Index, a measure of the broad, investment-grade bond market.

How did Putnam Premier Income Trust perform in this environment during the past six months?

I’m pleased to report that the fund returned 6.30% at net asset value, beating both its benchmark, the Barclays Capital Government Bond Index, which registered a mark of –0.55%, and its Lipper peer group average, Flexible Income Funds (closed-end), which advanced 5.92%. The fund outperformed its benchmark and peer group average

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/11. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 12.

primarily because of solid contributions from high-yield corporate bonds, non-agency residential mortgage-backed securities [RMBS], structured mortgage-backed bonds, and emerging-market debt, and as a result of favorable yield-curve positioning.

The fund outperformed its benchmark by a substantial margin. What factors drove this outperformance?

The first reason the fund outperformed is because its benchmark is highly concentrated in U.S. government securities, which generally lagged other bond-market sectors during the period.

Consistent with our core policy of seeking returns via a multi-faceted approach to fixed-income investing, the fund benefited from a variety of strategies and market sectors. From a big-picture perspective, our balanced approach to prepayment risk, credit risk, and liquidity risk, as well as our successful yield-curve strategy, were the key drivers of the fund’s outperformance.

A significant allocation to high-yield bonds was a key contributor to the fund’s outperformance, as the high-yield category was the top-performing bond-market sector for the period. Generally strong corporate fundamentals and positive credit trends bolstered high-yield bonds. Lower-rated securities outperformed their higher-rated counterparts, and default rates decreased to well below their historical average.

Credit qualities are shown as a percentage of net assets as of 1/31/11. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

Our mortgage credit and liquidity strategies continued to produce solid gains. Specifically, within non-agency RMBS, our holdings of Alternative-A [Alt-A], home equity, and manufactured housing bonds added value as home prices showed signs of stabilizing. In addition, the technical environment [the balance of supply and demand] continued to improve as the forced selling of nonagency RMBS that was so prevalent during the credit crisis dwindled to a small subset of investors. By way of background, Alt-A mortgage bonds are considered riskier than bonds backed by standard prime mortgages. However, because Alt-A borrowers must have reasonably solid credit histories, these securities have higher credit quality than bonds backed by subprime mortgages. Within our mortgage prepayment strategy, exposure to interest-only collateralized mortgage obligations [IO CMOs] aided results as rising interest rates removed refinancing incentives for lower-rate mortgage pools, and securities were repriced to reflect higher expected cash flows. IO CMOs are designed so that the longer homeowners take to pay down their mortgages, the more money security holders will make from interest payments on those loans. Refinancing activity on the mortgage pools underlying the IO CMOs we held remained at low levels. As a result, these securities generated steady cash flows throughout the period with minimal prepayment risk.

In implementing our IO CMO strategy, we used interest-rate swaps and options to hedge the fund’s duration — or sensitivity to interest-rate changes — to isolate the prepayment risk that we believed was attractively priced.

Security selection in emerging-market debt also boosted performance, with bonds from Argentina and oil-rich Russia and Venezuela delivering the best results.

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 1/31/11. Short-term holdings are excluded. Holdings will vary over time.

A modest position in short-term CMBS rounded out the top contributors. Our holdings of bonds in the highly liquid topmost part of the capital structure benefited from investors’ perception that even though commercial mortgage delinquencies have continued to grow, senior CMBSs have enough structural protection to withstand losses.

How did your yield curve positioning help performance?

In preparing for QE2, we correctly concluded that the intermediate-maturity, five-to-ten-year portion of the curve would underperform the long end of the curve, and, using interest-rate swaps, futures, and options, we positioned the fund to benefit from that outcome. [The yield curve is a graphical representation of the difference in yields between shorter- and longer-term bonds.] Relative to its benchmark, the fund was helped by a short-duration strategy in the United States as bond yields rose and the shorter end of the yield curve steepened. Late in the period, we shifted to a more neutral curve positioning, and plan to take a more opportunistic approach to the yield curve in 2011. We also used interest-rate futures and swap contracts to cost-effectively manage the fund’s exposure to changes in the yield curve.

Which strategies detracted from results?

Active currency management detracted from returns due to tactical positioning in the British pound sterling, and short positions in the Swiss franc, Japanese yen, and Canadian dollar. The negative effect of these trades was partially offset by the positive contribution from long positions in the Australian dollar and Swedish krona. We used currency-forward contracts to gain exposure to currencies and hedge the portfolio’s foreign exchange risk.

Additionally, the fund was underweight investment-grade corporate bonds on a duration-adjusted basis versus the benchmark, which modestly dampened relative performance.

What is your outlook for the credit markets over the coming months, and how do you plan to position the fund?

Since late 2008, credit spreads have narrowed greatly, yet they remain attractive by historical norms in many market segments. As a result, we plan to maintain the fund’s holdings of

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology placed in effect within the past six months.

CMBS, IO CMOs, and RMBS. In our view, senior CMBSs can continue to generate stable cash flows with sufficient principal protection, given their seniority in the capital structure. We believe IO CMOs should fare relatively well amid ongoing weakness in the housing market. And we believe RMBS can continue to produce high yields supported by valuations that can accommodate even worst-case scenarios. In addition, we have a favorable view of both investment-grade and high-yield corporate bonds, as both sectors are benefiting from improving corporate fundamentals and supportive technical environments.

In the current environment, it is difficult to make a clear call on the future direction of interest rates. Given the prospect of huge government budget deficits for years to come, with corresponding Treasury-supply and inflationary pressures, our inclination is to keep duration short. However, the Fed has made clear its intention to anchor both short- and long-term interest rates for an extended period of time. Consequently, our overall term structure position is neutral to slightly long, recognizing the possibility of some consolidation in the rate markets in the near future.

Thanks for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Team Leader of Portfolio Construction and Global Strategies at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Bill, your fund’s portfolio managers are Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon. (After the close of the period, Rob Bloemker announced his departure from Putnam Investments.)

IN THE NEWS

Inflationary forces are gathering steam around the world, particularly in fast-growing emerging markets. While these economies remain at the forefront of global economic growth, inflation rates have risen along with commodity prices. In January, global food prices hit record highs because of tight supplies, increased demand, and severe weather. The Food and Agriculture Organization’s Food Price Index surged to its highest level since the index launched in 1990. Consumers in developing nations, where food often represents 80% of a household’s budget, were hit particularly hard, the United Nations noted. To fight inflation, China’s central bank has raised interest rates three times since October. Central banks in Brazil, India, and Poland also have raised rates in response to accelerating inflation.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return and comparative index results for periods ended 1/31/11

				Lipper Flexible
			Barclays Capital	Income Funds
			Government	(closed-end)
	NAV	Market price	Bond Index	category average*

Annual average
Life of fund (since 2/29/88)	8.05%	7.78%	6.91%	7.51%

10 years	110.33	126.86	67.83	76.77
Annual average	7.72	8.54	5.31	5.75

5 years	41.35	63.44	30.64	34.25
Annual average	7.17	10.32	5.49	6.03

3 years	27.57	43.53	13.28	21.31
Annual average	8.45	12.80	4.24	6.59

1 year	12.62	17.58	4.01	10.97

6 months	6.30	1.99	–0.55	5.92

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/11, there were 6, 6, 5, 5, 4, and 1 fund(s), respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/11

Distributions

Number		6

Income		$0.354

Capital gains		—

Total		$0.354

Share value	NAV		Market price

7/31/10	$6.31		$6.67

1/31/11	6.35		6.44

Current yield (end of period)	NAV		Market price

Current dividend rate*	11.15%		10.99%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/10

	NAV	Market price

Annual average
Life of fund (since 2/29/88)	8.01%	7.65%

10 years	113.90	138.43
Annual average	7.90	9.08

5 years	39.85	62.34
Annual average	6.94	10.18

3 years	23.27	41.88
Annual average	7.22	12.37

1 year	13.26	14.19

6 months	6.14	2.38

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding share repurchase program

In September 2010, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2010, up to 10% of the fund’s common shares outstanding as of October 7, 2010.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2011, Putnam employees had approximately $352,000,000 and the Trustees had approximately $68,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 1/31/11 (Unaudited)

MORTGAGE-BACKED SECURITIES (32.6%)*	Principal amount		Value

Banc of America Alternative Loan Trust Ser. 06-7, Class A2,
5.707s, 2036		$8,147,186	$6,595,962

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		318,946	240,804
Ser. 01-1, Class K, 6 1/8s, 2036		718,000	549,412
Ser. 07-5, Class XW, IO, 0.427s, 2051		214,494,914	3,837,657

Banc of America Funding Corp.
FRB Ser. 06-D, Class 6A1, 5.597s, 2036		5,214,749	3,467,808
FRB Ser. 07-6, Class A1, 0.55s, 2037		1,227,214	915,440

Bear Stearns Alt-A Trust
FRB Ser. 06-5, Class 2A2, 6.038s, 2036		4,975,113	3,258,699
FRB Ser. 07-1, Class 21A1, 5.312s, 2047		2,710,395	1,653,341
FRB Ser. 05-10, Class 25A1, 2.691s, 2036		2,449,495	1,604,419

Bear Stearns Alt-A Trust 144A FRB Ser. 06-7, Class 1AE4,
5.794s, 2046		7,804,794	5,268,236

Bear Stearns Alt-A Trust II FRB Ser. 07-1, Class 1A1,
5.145s, 2047		13,043,843	8,323,602

Bear Stearns Asset Backed Securities Trust
FRB Ser. 07-AC4, Class A1, 0.56s, 2037		3,360,598	1,697,102
FRB Ser. 06-IM1, Class A1, 0.49s, 2036		1,246,325	654,320

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 07-PW18, Class X1, IO, 0.132s, 2050		118,186,648	736,563

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A, 5.67s, 2036		2,610,822	1,558,006
FRB Ser. 05-10, Class 1A5A, 5.588s, 2035		228,186	156,307
FRB Ser. 07-AR5, Class 1A1A, 5.426s, 2037		1,431,632	892,723
FRB Ser. 06-AR7, Class 2A2A, 5.389s, 2036		1,945,261	1,167,157
FRB Ser. 05-10, Class 1A4A, 1.927s, 2035		2,441,344	1,574,667

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD5, Class XS, IO, 0.126s, 2044		70,174,555	483,482

Cornerstone Titan PLC 144A
FRB Ser. 05-CT1A, Class D, 1.823s, 2014 (United Kingdom)	GBP	868,987	974,725
FRB Ser. 05-CT2A, Class E, 1.789s, 2014 (United Kingdom)	GBP	444,138	533,765

Countrywide Alternative Loan Trust
Ser. 07-16CB, Class 3A1, 6 3/4s, 2037		$2,452,422	1,555,326
Ser. 07-16CB, Class 4A7, 6s, 2037		403,305	318,611
Ser. 06-45T1, Class 2A2, 6s, 2037		3,118,433	2,199,902
Ser. 06-45T1, Class 2A5, 6s, 2037		1,315,548	999,817
Ser. 06-J8, Class A4, 6s, 2037		2,545,272	1,578,069
Ser. 06-40T1, Class 1A11, 6s, 2037		1,804,675	1,330,372
Ser. 06-41CB, Class 1A7, 6s, 2037		1,410,334	1,036,596
Ser. 05-80CB, Class 2A1, 6s, 2036		3,406,644	2,565,629
FRB Ser. 07-HY4, Class 3A1, 5.583s, 2047		1,865,938	1,400,386
FRB Ser. 07-HY4, Class 4A1, 5.568s, 2047		2,690,705	1,941,053
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047		2,474,636	2,435,196
Ser. 07-8CB, Class A1, 5 1/2s, 2037		1,573,116	1,187,211
FRB Ser. 06-24CB, Class A13, 0.61s, 2036		1,841,791	1,181,049
FRB Ser. 06-OC10, Class 2A2A, 0.44s, 2036		4,007,628	2,231,552

MORTGAGE-BACKED SECURITIES (32.6%)* cont.	Principal amount		Value

Countrywide Asset Backed Certificates FRB Ser. 06-IM1,
Class A2, 0 1/2s, 2036		$12,174,122	$6,098,139

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1, 5.472s, 2035		3,624,115	2,863,051
FRB Ser. 05-HYB7, Class 3A1, 3.133s, 2035		8,643,213	5,661,304
FRB Ser. 05-HYB4, Class 2A1, 2.895s, 2035		1,100,789	809,080

Countrywide Home Loans 144A
Ser. 05-R3, Class AS, IO, 5.517s, 2035		206,928	25,866
FRB Ser. 05-R3, Class AF, 0.66s, 2035		203,411	174,934

Credit Suisse Mortgage Capital Certificates Ser. 07-1,
Class 1A4, 6.131s, 2037		1,361,471	891,764

CS First Boston Mortgage Securities Corp. 144A
Ser. 02-CP5, Class M, 5 1/4s, 2035		691,000	115,729
FRB Ser. 05-TFLA, Class L, 2.111s, 2020		1,356,000	1,179,720

Deutsche Alternative Securities, Inc.
FRB Ser. 06-AR6, Class A6, 0.45s, 2037		4,146,226	2,508,467
FRB Ser. 06-AR3, Class A1, 0.45s, 2036		2,582,470	1,363,060

DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4, 6.04s, 2031		552,708	551,326

European Prime Real Estate PLC 144A FRB Ser. 1-A, Class D,
1 5/8s, 2014 (United Kingdom)	GBP	516,129	115,786

Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.555s, 2032		$596,039	923,192
IFB Ser. 3211, Class SI, IO, 26.567s, 2036		531,236	343,056
IFB Ser. 3408, Class EK, 24.742s, 2037		458,007	645,926
IFB Ser. 2979, Class AS, 23.315s, 2034		261,379	348,896
IFB Ser. 3072, Class SM, 22.839s, 2035		676,821	918,581
IFB Ser. 3072, Class SB, 22.692s, 2035		606,239	818,804
IFB Ser. 3105, Class SI, IO, 18.944s, 2036		397,129	193,870
IFB Ser. 3031, Class BS, 16.072s, 2035		935,461	1,166,403
IFB Ser. T-56, Class 2ASI, IO, 7.84s, 2043		1,087,102	224,215
IFB Ser. 2684, Class SP, IO, 7.239s, 2033		2,708,000	450,469
IFB Ser. 3184, Class SP, IO, 7.089s, 2033		5,475,687	706,681
IFB Ser. 3149, Class SE, IO, 6.889s, 2036		1,408,967	261,490
IFB Ser. 3208, Class PS, IO, 6.839s, 2036		21,236,421	3,250,781
IFB Ser. 3727, Class PS, IO, 6.439s, 2038		7,440,989	1,193,354
IFB Ser. 3287, Class SE, IO, 6.439s, 2037		3,454,718	545,707
IFB Ser. 3721, Class SC, IO, 6.439s, 2027		8,754,557	1,286,168
IFB Ser. 3398, Class SI, IO, 6.38875s, 2036		4,648,531	577,580
IFB Ser. 3762, Class SA, IO, 6.339s, 2040		8,092,273	1,312,782
IFB Ser. 3145, Class GI, IO, 6.339s, 2036		394,701	61,940
IFB Ser. 3114, Class IP, IO, 6.339s, 2036		4,519,124	643,117
IFB Ser. 3677, Class KS, IO, 6.289s, 2040		10,093,417	1,480,317
IFB Ser. 3485, Class SI, IO, 6.289s, 2036		881,500	136,042
IFB Ser. 3346, Class SC, IO, 6.289s, 2033		28,951,520	4,234,449
IFB Ser. 3346, Class SB, IO, 6.289s, 2033		16,862,133	2,464,232
IFB Ser. 3653, Class BS, IO, 6.239s, 2028		9,893,548	1,262,318
IFB Ser. 3152, Class SY, IO, 6.219s, 2036		8,536,523	1,343,905
IFB Ser. 3361, Class SI, IO, 6.189s, 2037		175,486	24,448
IFB Ser. 3510, Class AS, IO, 6.149s, 2037		374,986	58,427
IFB Ser. 3242, Class SC, IO, 6.029s, 2036		13,269,458	1,857,724
IFB Ser. 3225, Class EY, IO, 6.029s, 2036		36,439,710	4,826,075

MORTGAGE-BACKED SECURITIES (32.6%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
IFB Ser. 3753, Class SK, IO, 5.789s, 2038	$12,054,862	$1,750,004
IFB Ser. 3726, Class SQ, IO, 5.789s, 2038	14,549,456	2,146,918
IFB Ser. 3751, Class SB, IO, 5.779s, 2039	16,924,048	2,298,455
IFB Ser. 3740, Class DS, IO, 5.759s, 2040	10,798,240	1,580,754
Ser. 3707, Class IK, IO, 5s, 2040	1,329,997	231,579
Ser. 3645, Class ID, IO, 5s, 2040	3,152,491	516,378
Ser. 3653, Class KI, IO, 5s, 2038	7,095,077	1,167,708
Ser. 3687, Class HI, IO, 5s, 2038	5,502,286	957,838
Ser. 3632, Class CI, IO, 5s, 2038	3,830,703	656,889
Ser. 3626, Class DI, IO, 5s, 2037	2,747,336	346,247
Ser. 3740, Class IP, IO, 5s, 2037	14,295,910	2,184,844
Ser. 3623, Class CI, IO, 5s, 2036	2,458,430	312,221
Ser. 3747, Class HI, IO, 4 1/2s, 2037	27,706,792	4,077,466
Ser. 3703, Class GI, IO, 4 1/2s, 2028 F	14,958,232	1,953,368
Ser. 3738, Class MI, IO, 4s, 2034	16,407,919	2,082,500
Ser. 3736, Class QI, IO, 4s, 2034	19,731,855	2,659,946
Ser. 3751, Class MI, IO, 4s, 2034	21,880,338	3,030,864
Ser. 3740, Class KI, IO, 4s, 2033	10,596,374	1,348,495
Ser. 3707, Class HI, IO, 4s, 2023	3,279,882	367,019
Ser. 3707, Class KI, IO, 4s, 2023	5,963,012	610,612
Ser. T-57, Class 1AX, IO, 0.004s, 2043	2,727,278	35,552
Ser. 3289, Class SI, IO, zero %, 2037	14,163	—
Ser. 3124, Class DO, PO, zero %, 2036	53,381	43,471
Ser. 2985, Class CO, PO, zero %, 2035	664	598
FRB Ser. 3304, Class UF, zero %, 2037	12,217	12,200
FRB Ser. 3251, Class TC, zero %, 2036	135,852	133,545
FRB Ser. 3072, Class TJ, zero %, 2035	54,759	49,076
FRB Ser. 3047, Class BD, zero %, 2035	675	673
FRB Ser. 3052, Class TJ, zero %, 2035	7,317	7,240
FRB Ser. 3326, Class WF, zero %, 2035	41,049	38,939
FRB Ser. 3030, Class EF, zero %, 2035	53,240	46,354
FRB Ser. 3033, Class YF, zero %, 2035	49,601	48,307
FRB Ser. 3412, Class UF, zero %, 2035	29,283	24,086
FRB Ser. 3007, Class LU, zero %, 2035	24,059	20,936

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.34s, 2036	886,283	1,493,715
IFB Ser. 07-53, Class SP, 23.247s, 2037	609,594	838,519
IFB Ser. 08-24, Class SP, 22.33s, 2038	524,747	728,906
IFB Ser. 05-75, Class GS, 19.47s, 2035	672,049	860,809
IFB Ser. 05-83, Class QP, 16.718s, 2034	677,280	846,699
IFB Ser. 03-W6, Class 4S, IO, 7.34s, 2042	5,625,683	1,080,694
IFB Ser. 03-W6, Class 5S, IO, 7.34s, 2042	11,731,907	2,120,451
IFB Ser. 06-24, Class QS, IO, 6.94s, 2036	7,333,475	1,293,258
IFB Ser. 10-27, Class BS, IO, 6.19s, 2040	35,074,953	4,968,386
IFB Ser. 07-30, Class OI, IO, 6.18s, 2037	11,041,344	1,719,137
IFB Ser. 07-44, Class SB, IO, 6.17s, 2037	2,641,324	364,265
IFB Ser. 07-48, Class SG, IO, 6.17s, 2037	19,779,876	2,869,269
IFB Ser. 10-35, Class SG, IO, 6.14s, 2040	12,591,925	2,092,652
IFB Ser. 09-71, Class XS, IO, 5.94s, 2036	14,536,701	1,472,748
IFB Ser. 10-135, Class CS, IO, 5.79s, 2040	7,758,083	1,059,599

MORTGAGE-BACKED SECURITIES (32.6%)* cont.	Principal amount	Value

Federal National Mortgage Association
Ser. 06-W3, Class 1AS, IO, 5.786s, 2046	$857,850	$104,514
IFB Ser. 10-135, Class SC, IO, 5.74s, 2040	11,437,771	1,592,938
IFB Ser. 10-136, Class SG, IO, 5.74s, 2030	10,252,824	1,480,508
IFB Ser. 11-3, Class SA, IO, 5.56s, 2041 F	14,691,000	1,726,769
IFB Ser. 10-70, Class SI, IO, 5.24s, 2040	11,421,982	1,409,055
Ser. 10-98, Class DI, IO, 5s, 2040	2,117,871	355,696
Ser. 10-21, Class IP, IO, 5s, 2039	6,615,695	1,124,668
Ser. 378, Class 19, IO, 5s, 2035	8,382,193	1,424,973
Ser. 366, Class 22, IO, 4 1/2s, 2035	2,845,171	303,665
Ser. 2010-135, Class DI, 3 1/2s, 2024	13,097,346	1,486,287
Ser. 03-W12, Class 2, IO, 2.228s, 2043	10,866,387	882,894
Ser. 03-W10, Class 1, IO, 1.606s, 2043	1,166,292	69,978
Ser. 03-W17, Class 12, IO, 1.136s, 2033	4,562,177	190,800
Ser. 06-26, Class NB, 1s, 2036	51,793	51,694
Ser. 00-T6, IO, 0.774s, 2030	4,767,083	99,224
Ser. 99-51, Class N, PO, zero %, 2029	75,063	67,225
FRB Ser. 05-45, Class FG, zero %, 2035	214,818	202,384
IFB Ser. 06-48, Class FG, zero %, 2036	68,217	67,462

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.118s, 2020	5,797,549	173,926

First Union Commercial Mortgage Trust 144A Ser. 99-C1,
Class G, 5.35s, 2035	891,000	604,887

GMAC Commercial Mortgage Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	229,159	208,535

Government National Mortgage Association
IFB Ser. 10-142, Class SA, IO, 6.439s, 2039	9,830,077	1,501,741
IFB Ser. 10-98, Class CS, IO, 6.439s, 2038	2,671,710	449,782
IFB Ser. 10-98, Class SA, IO, 6.439s, 2038	2,580,396	418,721
IFB Ser. 10-32, Class SP, IO, 6.439s, 2036	3,511,974	447,461
IFB Ser. 10-125, Class CS, IO, 6.389s, 2040	10,798,785	1,856,885
IFB Ser. 10-85, Class HS, IO, 6.389s, 2040	8,203,596	1,335,792
IFB Ser. 10-85, Class AS, IO, 6.389s, 2039	3,652,525	590,394
IFB Ser. 10-85, Class SD, IO, 6.389s, 2038	2,429,729	377,847
IFB Ser. 10-98, Class QS, IO, 6.339s, 2040	3,458,204	557,324
IFB Ser. 10-98, Class YS, IO, 6.339s, 2039	3,576,660	572,230
IFB Ser. 10-47, Class HS, IO, 6.339s, 2039	1,660,215	274,600
IFB Ser. 10-31, Class HS, IO, 6.339s, 2039	6,442,777	1,020,023
IFB Ser. 10-113, Class JS, IO, 6.339s, 2038	6,096,748	1,072,052
IFB Ser. 10-68, Class SD, IO, 6.319s, 2040	8,048,175	1,270,431
IFB Ser. 10-85, Class SE, IO, 6.289s, 2040	6,180,273	980,686
IFB Ser. 10-162, Class SC, IO, 6.289s, 2039	10,102,430	1,666,901
IFB Ser. 10-158, Class SB, IO, 6.239s, 2039	7,880,839	1,269,840
IFB Ser. 10-53, Class SA, IO, 6.239s, 2039	7,497,483	1,203,114
IFB Ser. 10-31, Class GS, IO, 6.239s, 2039	8,764,984	1,364,445
IFB Ser. 10-2, Class SA, IO, 6.239s, 2037	3,869,531	527,998
IFB Ser. 09-127, Class PS, IO, 6.189s, 2038	14,193,527	2,175,047
IFB Ser. 10-20, Class SC, IO, 5.889s, 2040	23,678,113	3,672,239
IFB Ser. 10-108, Class CS, IO, 5.889s, 2036	9,612,036	1,201,216
IFB Ser. 10-151, Class SB, IO, 5.839s, 2039	7,117,044	1,054,959
IFB Ser. 10-113, Class SM, IO, 5.789s, 2040	5,880,449	816,500

MORTGAGE-BACKED SECURITIES (32.6%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 10-158, Class BS, IO, 5.759s, 2040	$5,991,726	$932,792
IFB Ser. 10-85, Class SN, IO, 5.679s, 2040	5,874,719	863,642
IFB Ser. 10-58, Class AI, IO, 5.509s, 2040	11,582,924	1,493,271
IFB Ser. 10-20, Class SD, IO, 5.419s, 2040	6,587,144	911,858
IFB Ser. 10-35, Class DX, IO, 5.419s, 2035	5,677,250	634,944
Ser. 10-43, Class JI, IO, 5s, 2037	1,199,063	194,192
Ser. 10-158, Class MI, IO, 4 1/2s, 2039	10,964,057	1,828,147
Ser. 10-109, Class CI, IO, 4 1/2s, 2037	13,154,688	2,249,452
Ser. 10-87, Class ID, IO, 4 1/2s, 2035	929,941	123,565
Ser. 10-165, Class IP, IO, 4s, 2038	17,167,028	2,789,642
Ser. 06-36, Class OD, PO, zero %, 2036	40,693	36,734
FRB Ser. 07-73, Class KI, IO, zero %, 2037 F	289,553	2,710
FRB Ser. 07-73, Class KM, zero %, 2037	28,824	25,326
FRB Ser. 07-16, Class WF, zero %, 2037	4,602	4,589

GS Mortgage Securities Corp. II 144A Ser. 05-GG4, Class XC,
IO, 0.289s, 2039	155,307,948	3,100,972

HSI Asset Loan Obligation FRB Ser. 07-AR1, Class 2A1,
5.896s, 2037	5,485,402	3,839,781

IMPAC Secured Assets Corp. FRB Ser. 07-2, Class 1A1A,
0.37s, 2037 F	2,643,786	1,480,520

IndyMac Indx Mortgage Loan Trust
FRB Ser. 07-AR15, Class 1A1, 5.526s, 2037	2,493,650	1,638,054
FRB Ser. 06-AR25, Class 3A1, 5.456s, 2036 F	2,295,479	1,342,855
FRB Ser. 06-AR25, Class 5A1, 5.445s, 2036	1,342,089	811,857
FRB Ser. 07-AR9, Class 2A1, 5.402s, 2037	2,529,773	1,706,054
FRB Ser. 07-AR11, Class 1A1, 4.789s, 2037	1,788,773	1,037,488
FRB Ser. 06-AR3, Class 2A1A, 4.725s, 2036	2,339,253	1,286,589
FRB Ser. 05-AR31, Class 3A1, 2.692s, 2036	5,588,112	3,855,797
FRB Ser. 06-AR41, Class A3, 0.44s, 2037	3,811,844	1,924,981
FRB Ser. 06-AR35, Class 2A1A, 0.43s, 2037	3,431,524	1,890,283

JPMorgan Alternative Loan Trust FRB Ser. 06-A6, Class 1A1,
0.42s, 2036	1,939,688	1,154,765

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 07-CB20, Class X1, IO, 0.153s, 2051	128,818,526	1,279,207

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	492,082	375,708
Ser. 98-C4, Class J, 5.6s, 2035	965,000	907,100

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 05-A9, Class 3A1, 2.929s, 2035	637,845	506,921
Ser. 96-C2, Class JS, IO, 2.286s, 2028	1,607,440	48,223

Merrill Lynch/Countrywide Commercial Mortgage Trust 144A
Ser. 06-4, Class XC, IO, 0.243s, 2049	114,635,364	1,419,530

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.136s, 2037	1,083,602	91,564
Ser. 07-C5, Class X, IO, 5.015147s, 2049	4,424,664	397,335

Morgan Stanley Capital I 144A FRB Ser. 04-RR, Class F7, 6s, 2039	3,360,000	2,814,000

Morgan Stanley Mortgage Loan Trust
FRB Ser. 06-3AR, Class 3A1, 5.564s, 2036	1,477,502	1,056,414
FRB Ser. 07-14AR, Class 6A1, 5.271s, 2037	8,846,635	6,015,712
FRB Ser. 07-11AR, Class 2A1, 5.167s, 2037	5,288,708	2,644,354

MORTGAGE-BACKED SECURITIES (32.6%)* cont.	Principal amount		Value

Morgan Stanley Mortgage Loan Trust
FRB Ser. 07-15AR, Class 2A1, 5.149s, 2037		$1,155,745	$813,889
Ser. 06-6AR, Class 2A, 3.037s, 2036		1,574,166	991,724
Ser. 05-5AR, Class 2A1, 3.012s, 2035		1,658,267	1,148,350
FRB Ser. 06-5AR, Class A, 0.51s, 2036		3,426,112	1,952,884

Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO,
1.988s, 2012		3,605	42

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2033		285,000	14,250

Residential Asset Securitization Trust
Ser. 07-A5, Class 2A3, 6s, 2037		1,378,205	1,130,128
Ser. 06-A5CB, Class A6, 6s, 2036		1,750,434	1,081,987
FRB Ser. 05-A2, Class A1, 0.76s, 2035		910,212	704,972

STRIPS 144A Ser. 03-1A, Class N, 5s, 2018		376,000	304,560

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-10, Class 1A1, 6s, 2037		2,879,673	1,563,123
FRB Ser. 06-9, Class 1A1, 5.297s, 2036		1,561,902	955,488
FRB Ser. 07-4, Class 1A1, 0 1/2s, 2037		2,160,094	1,123,249

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.99s, 2045		8,429,449	1,137,537
Ser. 07-4, Class 1A4, IO, 1s, 2045		11,617,701	364,556

Structured Asset Securities Corp. 144A
Ser. 05-RF1, Class A, IO, 5.56s, 2035		1,815,160	211,203
Ser. 05-RF3, Class 1A, IO, 5 3/8s, 2035		1,630,194	220,076
FRB Ser. 05-RF3, Class 1A, 0.61s, 2035		1,630,194	1,320,457
FRB Ser. 05-RF1, Class A, 0.61s, 2035		1,815,160	1,483,894

Ursus PLC 144A FRB Ser. 1-A, Class D, 6.938s, 2012 (Ireland)	GBP	409,617	32,819

Wachovia Bank Commercial Mortgage Trust Ser. 07-C34, IO,
0.391s, 2046		$34,214,370	532,718

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 3.561s, 2018		917,000	550,161

Total mortgage-backed securities (cost $269,385,336)			$292,235,635

CORPORATE BONDS AND NOTES (28.4%)*	Principal amount		Value

Basic materials (2.4%)
Associated Materials, LLC 144A company
guaranty sr. notes 9 1/8s, 2017		$502,000	$539,650

Atkore International, Inc. 144A sr. notes 9 7/8s, 2018		265,000	282,888

Celanese US Holdings, LLC 144A company
guaranty sr. notes 6 5/8s, 2018 (Germany)		460,000	479,550

Chemtura Corp. 144A company guaranty sr. unsec.
notes 7 7/8s, 2018		168,000	179,340

Clondalkin Acquisition BV 144A company
guaranty sr. notes FRN 2.302s, 2013 (Netherlands)		505,000	487,325

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		735,000	783,694

FMG Resources August 2006 Pty, Ltd. 144A sr. notes
7s, 2015 (Australia)		657,000	677,218

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		535,000	535,025

Georgia-Pacific Corp. 144A company guaranty 7 1/8s, 2017		135,000	143,775

Georgia-Pacific, LLC sr. unsec. unsub. notes 8 1/8s, 2011		110,000	113,025

CORPORATE BONDS AND NOTES (28.4%)* cont.	Principal amount		Value

Basic materials cont.
Graphic Packaging International, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2018		$110,000	$117,150

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		375,000	404,063

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
144A sr. notes 9s, 2020		411,000	438,743

Huntsman International, LLC 144A company
guaranty sr. unsec. sub. notes 8 5/8s, 2021		430,000	473,000

Ineos Finance PLC 144A company guaranty sr. notes 9 1/4s,
2015 (United Kingdom)	EUR	270,000	402,866

Ineos Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		$445,000	489,500

Ineos Group Holdings PLC company guaranty sr. unsec.
notes Ser. REGS, 7 7/8s, 2016 (United Kingdom)	EUR	389,000	519,073

Kronos International, Inc. sr. notes 6 1/2s, 2013 (Germany)	EUR	848,000	1,166,496

Lyondell Chemical Co. sr. notes 11s, 2018		$1,415,000	1,613,100

Lyondell Chemical Co. 144A company guaranty sr. notes
8s, 2017		710,000	792,538

Momentive Performance Materials, Inc. company
guaranty sr. notes 12 1/2s, 2014		456,000	509,580

Momentive Performance Materials, Inc. 144A notes 9s, 2021		691,000	735,915

Nalco Co. 144A sr. notes 6 5/8s, 2019		165,000	172,219

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		546,000	556,920

Novelis, Inc. 144A company guaranty sr. notes 8 3/4s, 2020		500,000	543,125

Omnova Solutions, Inc. 144A company
guaranty sr. notes 7 7/8s, 2018		135,000	138,375

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s, 2014
(Austria)	EUR	834,000	1,310,550

PE Paper Escrow GmbH 144A sr. notes 12s, 2014 (Austria)		$125,000	145,647

Rockwood Specialties Group, Inc. company
guaranty sr. unsec. sub. notes 7 5/8s, 2014	EUR	130,000	181,454

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029		$380,000	435,547

Sappi Papier Holding AG 144A company guaranty 6 3/4s, 2012
(Austria)		473,000	486,022

Sealed Air Corp. 144A sr. unsec. bonds 6 7/8s, 2033		199,000	185,989

SGL Carbon SE company guaranty sr. sub. notes FRN
Ser. EMTN, 2.3s, 2015 (Germany)	EUR	339,000	443,093

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		$474,000	482,295

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017		380,000	419,425

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020		357,000	386,899

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2012		268,000	283,410

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		550,000	587,125

Stone Container Corp. escrow bonds 8 3/8s, 2012
(acquired various dates from 1/23/03 to 5/9/03,
cost $—) (In default) † ‡		399,000	25,935

Teck Resources Limited sr. notes 10 3/4s, 2019 (Canada)		487,000	633,100

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)		291,000	356,475

CORPORATE BONDS AND NOTES (28.4%)* cont.	Principal amount		Value

Basic materials cont.
TPC Group, LLC 144A sr. notes 8 1/4s, 2017		$435,000	$462,731

Tube City IMS Corp. company guaranty sr. unsec.
sub. notes 9 3/4s, 2015		125,000	130,000

USG Corp. 144A company guaranty sr. notes 8 3/8s, 2018		165,000	171,188

Vartellus Specialties, Inc. 144A company
guaranty sr. notes 9 3/8s, 2015		225,000	242,156

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty Ser. B, 11 3/8s, 2016		193,000	207,958

Verso Paper Holdings, LLC/Verso Paper, Inc.
sr. notes 11 1/2s, 2014		672,000	740,880

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A
sr. notes 8 3/4s, 2019		200,000	207,250

			21,819,282
Capital goods (1.5%)
Alliant Techsystems, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2020		565,000	586,188

Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		466,000	479,980

Allison Transmission, Inc. 144A company guaranty sr. unsec.
notes 11 1/4s, 2015 ‡‡		501,380	550,265

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		225,000	236,250

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	190,000	266,370

Ardagh Packaging Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (Ireland)	EUR	130,000	183,489

Baldor Electric Co. company guaranty 8 5/8s, 2017		$265,000	295,475

BE Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		324,000	336,960

Berry Plastics Corp. company guaranty sr. notes 9 1/2s, 2018		20,000	21,100

Berry Plastics Corp. 144A sr. notes 9 3/4s, 2021		500,000	522,500

Briggs & Stratton Corp. company guaranty sr. unsec.
notes 6 7/8s, 2020		330,000	344,850

Cleaver-Brooks, Inc. 144A sr. notes 12 1/4s, 2016		85,000	91,163

Crown Americas, LLC/Crown Americas Capital Corp. III 144A
sr. notes 6 1/4s, 2021		330,000	332,475

Crown European Holdings SA 144A sr. notes 7 1/8s, 2018
(France)	EUR	100,000	145,559

Exide Technologies 144A sr. notes 8 5/8s, 2018		$220,000	231,825

Kratos Defense & Security Solutions, Inc. company
guaranty sr. notes 10s, 2017		380,000	424,175

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		860,000	1,011,489

Mueller Water Products, Inc. company guaranty sr. unsec.
unsub. notes 8 3/4s, 2020		70,000	77,700

Polypore International, Inc. 144A sr. notes 7 1/2s, 2017		265,000	274,275

Rexam PLC unsec. sub. bonds FRB 6 3/4s, 2067
(United Kingdom)	EUR	350,000	463,140

Rexel SA company guaranty sr. unsec. notes 8 1/4s, 2016
(France)	EUR	714,000	1,075,566

Reynolds Group DL Escrow, Inc./Reynolds Group Escrow, LLC
144A sr. sec. notes 7 3/4s, 2016 (Luxembourg)	EUR	843,000	1,223,032

Reynolds Group Issuer, Inc. 144A sr. notes 9s, 2019		$185,000	194,250

Reynolds Group Issuer, Inc. 144A sr. notes 7 1/8s, 2019		310,000	320,075

CORPORATE BONDS AND NOTES (28.4%)* cont.	Principal amount	Value

Capital goods cont.
Reynolds Group Issuer, Inc. 144A sr. notes 6 7/8s, 2021
(New Zealand)	$100,000	$100,875

Reynolds Group Issuer, Inc. 144A sr. unsec. notes 8 1/4s,
2021 (New Zealand)	120,000	121,050

Ryerson, Inc. company guaranty sr. notes 12s, 2015	777,000	823,620

Tenneco, Inc. 144A company guaranty sr. notes 6 7/8s, 2020	330,000	338,250

Tenneco, Inc. 144A sr. notes 7 3/4s, 2018	175,000	185,063

Terex Corp. sr. unsec. sub. notes 8s, 2017	640,000	662,400

Thermadyne Holdings Corp. 144A sr. notes 9s, 2017	567,000	598,185

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017	343,000	368,725

TransDigm, Inc. 144A sr. sub. notes 7 3/4s, 2018	510,000	546,975

		13,433,294
Communication services (3.5%)
Bresnan Broadband Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	170,000	178,500

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	400,000	434,000

CCH II, LLC/CCH II Capital company guaranty sr. unsec.
notes 13 1/2s, 2016	496,525	600,795

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018	145,000	152,613

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	330,000	331,650

Cequel Communications Holdings I LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017	347,000	363,049

Cincinnati Bell, Inc. company guaranty sr. unsec. notes 7s, 2015	195,000	197,438

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018	180,000	172,350

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	710,000	773,900

Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020	670,000	646,550

Cricket Communications, Inc. company guaranty sr. unsec.
unsub. notes 10s, 2015	870,000	952,650

Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016	1,110,000	1,168,275

CSC Holdings LLC sr. notes 6 3/4s, 2012	196,000	204,575

CSC Holdings LLC sr. unsec. unsub. notes 8 1/2s, 2014	285,000	318,488

Digicel Group, Ltd. 144A sr. notes 8 1/4s, 2017 (Jamaica)	865,000	900,681

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	140,000	156,800

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	1,586,000	1,786,233

Inmarsat Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (United Kingdom)	350,000	371,875

Intelsat Jackson Holdings SA 144A sr. unsec. notes 7 1/4s,
2020 (Bermuda)	525,000	536,813

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡	210,000	239,400

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/4s, 2017 (Luxembourg)	586,000	657,785

Intelsat Subsidiary Holding Co., Ltd. company
guaranty sr. unsec. notes 8 7/8s, 2015 (Bermuda)	942,000	972,615

CORPORATE BONDS AND NOTES (28.4%)* cont.	Principal amount		Value

Communication services cont.
Level 3 Financing, Inc. company guaranty 9 1/4s, 2014		$820,000	$830,250

Mediacom LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019		131,000	135,258

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018		1,064,000	1,109,220

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2020		326,000	314,590

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016		990,000	1,108,800

PAETEC Escrow Corp. 144A sr. unsec. notes 9 7/8s, 2018		371,000	392,333

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017		616,000	662,200

PAETEC Holding Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2015		445,000	466,138

Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014		359,000	364,385

Qwest Communications International, Inc. company
guaranty Ser. B, 7 1/2s, 2014		140,000	142,100

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		145,000	165,663

Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012		1,566,000	1,687,365

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		382,000	408,740

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		235,000	259,088

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8s, 2016		405,000	442,463

Sprint Capital Corp. company guaranty 6 7/8s, 2028		270,000	241,650

Sprint Capital Corp. notes 8 3/8s, 2012		145,000	154,063

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		2,450,000	2,676,625

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		263,000	258,398

Sunrise Communications Holdings SA 144A company
guaranty sr. notes 8 1/2s, 2018 (Luxembourg)	EUR	145,000	210,951

Sunrise Communications International SA 144A company
guaranty sr. notes 7s, 2017 (Luxembourg)	CHF	160,000	179,304

Sunrise Communications International SA 144A company
guaranty sr. notes 7s, 2017 (Luxembourg)	EUR	100,000	144,232

Unitymedia GmbH company guaranty sr. notes Ser. REGS,
9 5/8s, 2019 (Germany)	EUR	678,000	1,034,966

Unitymedia Hessen/NRW 144A company
guaranty sr. notes 8 1/8s, 2017 (Germany)	EUR	489,000	726,013

UPC Holdings BV sr. notes 9 3/4s, 2018 (Netherlands)	EUR	677,000	1,019,653

Virgin Media Finance PLC company guaranty sr. unsec. bond
8 7/8s, 2019 (United Kingdom)	GBP	79,000	143,316

Wind Acquisition Finance SA 144A company
guaranty sr. notes 7 3/8s, 2018 (Netherlands)	EUR	760,000	1,068,071

Wind Acquisition Holding company
guaranty sr. notes Ser. REGS, 12 1/4s, 2017
(Luxembourg) ‡‡	EUR	58,381	92,782

Windstream Corp. company guaranty 8 5/8s, 2016		$1,479,000	1,567,740

CORPORATE BONDS AND NOTES (28.4%)* cont.	Principal amount	Value

Communication services cont.
Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018	$140,000	$148,750

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017	584,000	625,610

		30,897,752
Conglomerates (0.1%)
SPX Corp. sr. unsec. notes 7 5/8s, 2014	270,000	294,975

SPX Corp. 144A company guaranty sr. unsec. notes 6 7/8s, 2017	160,000	172,000

		466,975
Consumer cyclicals (4.5%)
Affinia Group Inc. 144A sr. sub. notes 9s, 2014	170,000	173,400

Affinion Group Holdings, Inc. 144A sr. notes 10 3/4s, 2016	49,000	54,635

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015	560,000	582,400

Affinion Group, Inc. 144A sr. notes 7 7/8s, 2018	955,000	927,544

AMC Entertainment Holdings, Inc. 144A
sr. sub. notes 9 3/4s, 2020	410,000	440,750

AMC Entertainment, Inc. sr. sub. notes 8s, 2014	68,000	68,850

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 5 1/4s, 2014	585,000	590,850

American Casino & Entertainment Properties LLC
sr. notes 11s, 2014	430,000	450,425

Ameristar Casinos, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014	605,000	648,863

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	600,000	619,500

Beazer Homes USA, Inc. 144A sr. notes 9 1/8s, 2019	270,000	273,375

Bon-Ton Department Stores, Inc. (The) company
guaranty 10 1/4s, 2014	675,000	695,250

Brickman Group Holdings, Inc. 144A sr. notes 9 1/8s, 2018	117,000	123,435

Building Materials Corp. 144A company
guaranty sr. notes 7 1/2s, 2020	235,000	241,463

Building Materials Corp. 144A sr. notes 7s, 2020	140,000	147,000

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	180,000	182,700

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec. notes 11 1/8s, 2014	585,000	608,400

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. 144A company guaranty sr. unsec. notes 9 1/8s, 2018	170,000	183,175

Cenveo Corp. 144A company guaranty sr. unsec.
notes 10 1/2s, 2016	265,000	266,325

Citadel Broadcasting Corp. 144A company guaranty sr. unsec.
notes 7 3/4s, 2018	135,000	143,775

CityCenter Holdings LLC/CityCenter Finance Corp. 144A
company guaranty sr. notes 10 3/4s, 2017 ‡‡	475,000	495,188

Clear Channel Communications, Inc. company guaranty unsec.
unsub. notes 10 3/4s, 2016	450,000	421,875

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017	1,083,000	1,199,423

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015	305,000	329,400

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	599,000	655,156

Dana Holding Corp. sr. unsec. notes 6 3/4s, 2021	230,000	233,450

CORPORATE BONDS AND NOTES (28.4%)* cont.	Principal amount		Value

Consumer cyclicals cont.
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 7 5/8s, 2016		$262,000	$290,820

DISH DBS Corp. company guaranty 7 1/8s, 2016		135,000	141,075

DISH DBS Corp. company guaranty 6 5/8s, 2014		1,488,000	1,558,680

DR Horton, Inc. sr. notes 7 7/8s, 2011		60,000	61,950

Gateway Casinos & Entertainment, Ltd. 144A company
guaranty sr. notes 8 7/8s, 2017	CAD	135,000	139,229

Giraffe Acquisition Corp. 144A sr. unsec. notes 9 1/8s, 2018		$200,000	211,000

Goodyear Tire & Rubber Co. (The) sr. unsec. notes 10 1/2s, 2016		697,000	791,095

Grupo Televisa SA sr. unsec. bonds 6 5/8s, 2040 (Mexico)		195,000	205,505

Grupo Televisa SA sr. unsec. notes 6s, 2018 (Mexico)		260,000	283,634

Hanesbrands, Inc. 144A company guaranty sr. notes 6 3/8s, 2020		616,000	593,670

Harrah’s Operating Co., Inc. company
guaranty sr. notes 10s, 2018		350,000	317,625

Harrah’s Operating Co., Inc. sr. notes 11 1/4s, 2017		845,000	959,075

Host Hotels & Resorts LP company guaranty sr. unsec.
unsub. notes Ser. Q, 6 3/4s, 2016 R		140,000	144,550

Interactive Data Corp. 144A company
guaranty sr. notes 10 1/4s, 2018		602,000	666,715

Isle of Capri Casinos, Inc. company guaranty 7s, 2014		350,000	345,625

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s,
2016 (Denmark)	EUR	250,000	358,241

Jarden Corp. company guaranty sr. sub. notes Ser. 1,
7 1/2s, 2020	EUR	75,000	107,758

Jarden Corp. company guaranty sr. unsec. sub. notes
7 1/2s, 2017		$615,000	647,288

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014		225,000	260,438

Lear Corp. company guaranty sr. unsec. bond 7 7/8s, 2018		520,000	564,200

Lear Corp. company guaranty sr. unsec. notes 8 1/8s, 2020		585,000	644,963

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016		1,760,000	1,817,200

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016		155,000	162,750

Levi Strauss & Co. sr. unsec. unsub. notes 7 5/8s, 2020		675,000	706,219

Limited Brands, Inc. company guaranty sr. unsec.
unsub. notes 7s, 2020		180,000	189,900

Lottomatica SpA sub. notes FRN Ser. REGS, 8 1/4s,
2066 (Italy)	EUR	435,000	593,274

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016		$460,000	491,625

Mashantucket Western Pequot Tribe 144A bonds 8 1/2s,
2015 (In default) †		760,000	90,250

MTR Gaming Group, Inc. company guaranty sr. notes
12 5/8s, 2014		485,000	509,856

Navistar International Corp. sr. notes 8 1/4s, 2021		610,000	672,525

Neiman-Marcus Group, Inc. company guaranty sr. unsec.
notes 9s, 2015		211,000	221,023

Nielsen Finance, LLC/Nielsen Finance Co. company
guaranty sr. unsec. sub. disc. notes stepped-coupon zero %
(12 1/2s, 8/1/11), 2016 ††		796,000	836,795

CORPORATE BONDS AND NOTES (28.4%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Nielsen Finance, LLC/Nielsen Finance Co. 144A company
guaranty sr. unsec. notes 7 3/4s, 2018		$345,000	$370,013

Nortek, Inc. company guaranty sr. notes 11s, 2013		426,133	454,364

Nortek, Inc. 144A company guaranty sr. unsec. notes 10s, 2018		266,000	279,300

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019		1,148,000	1,348,900

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019		115,000	126,788

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2016		380,000	388,550

PETCO Animal Supplies, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018		235,000	252,625

PHH Corp. 144A sr. unsec. notes 9 1/4s, 2016		230,000	246,675

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2017		120,000	131,400

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2015		625,000	646,875

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019		120,000	120,600

Roofing Supplay Group, LLC/Roofing Supply Finance, Inc.
144A sr. notes 8 5/8s, 2017		325,000	342,063

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		354,000	343,380

Scotts Miracle-Gro Co. (The) 144A sr. notes 6 5/8s, 2020		330,000	332,475

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014		145,000	148,263

Sealy Mattress Co. 144A company guaranty sr. sec.
notes 10 7/8s, 2016		355,000	403,369

Sears Holdings Corp. 144A sr. notes 6 5/8s, 2018		323,000	309,676

Sirius XM Radio, Inc. 144A sr. notes 9 3/4s, 2015		932,000	1,050,830

Standard Pacific Corp. company guaranty sr. unsec.
unsub. notes 7s, 2015		81,000	85,050

Standard Pacific Corp. 144A company guaranty sr. unsec.
notes 8 3/8s, 2021		335,000	339,606

Toys R Us, Inc. sr. unsec. unsub. notes 7 7/8s, 2013		45,000	47,700

Toys R Us Property Co., LLC company
guaranty sr. notes 8 1/2s, 2017		135,000	147,150

Toys R Us Property Co., LLC company guaranty sr. unsec.
notes 10 3/4s, 2017		820,000	940,950

Toys R Us - Delaware, Inc. 44A company
guaranty sr. notes 7 3/8s, 2016		105,000	111,300

Travelport LLC company guaranty 11 7/8s, 2016		375,000	360,938

Travelport LLC company guaranty 9 7/8s, 2014		325,000	319,313

Travelport, LLC/Travelport, Inc. company
guaranty sr. unsec. notes 9s, 2016		210,000	197,925

TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	235,000	341,159

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017		$460,000	506,000

TVN Finance Corp. III AB 144A company guaranty sr. unsec.
notes 7 7/8s, 2018 (Sweden)	EUR	50,000	68,940

TVN Finance Corp. PLC company guaranty sr. unsec.
Ser. REGS, 10 3/4s, 2017 (United Kingdom)	EUR	120,000	184,350

CORPORATE BONDS AND NOTES (28.4%)* cont.	Principal amount		Value

Consumer cyclicals cont.
TVN Finance Corp. PLC 144A company guaranty sr. unsec.
notes 10 3/4s, 2017 (United Kingdom)	EUR	340,000	$522,325

Univision Communications, Inc. 144A company
guaranty sr. unsec. unsub. notes 9 3/4s, 2015 ‡‡		$108,847	118,643

Universal City Development Partners, Ltd. company
guaranty sr. unsec. notes 8 7/8s, 2015		570,000	615,600

Vertis, Inc. company guaranty sr. notes 13 1/2s, 2014 ‡‡ F		554,961	27,748

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty mtge. notes 7 3/4s, 2020		250,000	265,000

XM Satellite Radio, Inc. 144A company guaranty sr. unsec.
notes 13s, 2013		205,000	243,950

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018		603,000	625,613

Yankee Acquisition Corp. company guaranty sr. notes Ser. B,
8 1/2s, 2015		310,000	323,950

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		501,000	553,605

			40,584,121
Consumer staples (1.5%)
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. notes 9 3/4s, 2015	BRL	1,500,000	895,896

Archibald Candy Corp. company guaranty 10s,
2011 (In default) † F		$170,069	5,442

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.
company guaranty sr. unsec. unsub. notes 9 5/8s, 2018		275,000	302,500

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.
company guaranty sr. unsec. unsub. notes 7 3/4s, 2016		730,000	754,638

Blue Acquisition Sub., Inc. 144A company
guaranty sr. unsec. notes 9 7/8s, 2018		432,000	461,160

Bumble Bee Acquisition Corp. 144A company
guaranty sr. notes 9s, 2017		360,000	383,850

Central Garden & Pet Co. sr. sub. notes 8 1/4s, 2018		463,000	476,890

CKE Restaurants, Inc. company guaranty sr. notes
11 3/8s, 2018		505,000	568,125

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		142,000	151,053

Darling International, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2018		100,000	108,000

Dean Foods Co. company guaranty 7s, 2016		279,000	267,840

DineEquity, Inc. 144A sr. unsec. notes 9 1/2s, 2018		265,000	285,206

Dole Food Co. 144A sr. sec. notes 8s, 2016		207,000	220,455

Dunkin Finance Corp. 144A sr. notes 9 5/8s, 2018		183,000	186,660

EC Finance PLC company guaranty sr. bonds Ser. REGS,
9 3/4s, 2017 (United Kingdom)	EUR	236,000	356,246

Elizabeth Arden, Inc. 144A sr. notes 7 3/8s, 2021		$380,000	388,550

Europcar Groupe SA company guaranty sr. sub. bond FRB
Ser. REGS, 4.55s, 2013 (France)	EUR	119,000	158,467

Hertz Corp. company guaranty 8 7/8s, 2014		$160,000	164,200

Hertz Corp. 144A company guaranty sr. notes 6 3/4s, 2019		160,000	161,000

Hertz Corp. 144A company guaranty sr. unsec. notes
7 1/2s, 2018		155,000	163,913

CORPORATE BONDS AND NOTES (28.4%)* cont.	Principal amount		Value

Consumer staples cont.
Hertz Holdings Netherlands BV 144A sr. bond 8 1/2s, 2015
(Netherlands)	EUR	360,000	$536,258

Landry’s Restaurants, Inc. 144A company
guaranty sr. notes 11 5/8s, 2015		$164,000	177,530

Libbey Glass, Inc. sr. notes 10s, 2015		127,000	137,319

Prestige Brands, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2018		330,000	343,200

Prestige Brands, Inc. 144A company guaranty sr. unsec.
notes 8 1/4s, 2018		170,000	176,800

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		620,000	607,600

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017		542,000	467,475

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		125,000	132,656

Roadhouse Financing, Inc. 144A sr. notes 10 3/4s, 2017		270,000	298,350

RSC Equipment Rental, Inc. 144A sr. unsec. notes 8 1/4s, 2021		220,000	224,950

Service Corporation International sr. notes 7s, 2019		180,000	184,950

Simmons Foods, Inc. 144A sr. notes 10 1/2s, 2017		269,000	289,848

Smithfield Foods, Inc. company guaranty sr. notes 10s, 2014		130,000	152,913

Spectrum Brands, Inc. 144A sr. notes 9 1/2s, 2018		614,000	673,865

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013		1,412,000	1,412,000

SUPERVALU, Inc. sr. unsec. notes 8s, 2016		140,000	136,500

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014		120,000	142,800

United Rentals North America, Inc. company
guaranty sr. unsec. sub. notes 8 3/8s, 2020		170,000	178,075

West Corp. 144A sr. notes 7 7/8s, 2019		447,000	463,763

West Corp. 144A sr. unsec. notes 8 5/8s, 2018		21,000	22,523

			13,219,466
Energy (5.4%)
Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031		165,000	178,718

Anadarko Petroleum Corp. sr. notes 5.95s, 2016		905,000	989,745

Anadarko Petroleum Corp. sr. unsec. notes 6 3/8s, 2017		585,000	646,176

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020		720,000	757,800

Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013		582,000	587,820

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015		150,000	147,750

Brigham Exploration Co. 144A company guaranty sr. unsec.
notes 8 3/4s, 2018		669,000	734,228

Carrizo Oil & Gas, Inc. 144A sr. unsec. notes 8 5/8s, 2018		814,000	854,700

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017		710,000	741,950

Chaparral Energy, Inc. 144A sr. notes 9 7/8s, 2020		325,000	356,688

Chesapeake Energy Corp. company guaranty sr. unsec.
notes 9 1/2s, 2015		1,150,000	1,345,500

Complete Production Services, Inc. company guaranty 8s, 2016		770,000	810,425

Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s, 2015
(Canada)		807,000	849,368

Connacher Oil and Gas, Ltd. 144A sr. sec. notes 11 3/4s,
2014 (Canada)		230,000	249,838

CORPORATE BONDS AND NOTES (28.4%)* cont.	Principal amount		Value

Energy cont.
CONSOL Energy, Inc. 144A company guaranty sr. unsec.
notes 8 1/4s, 2020		$293,000	$320,103

CONSOL Energy, Inc. 144A company guaranty sr. unsec.
notes 8s, 2017		1,667,000	1,808,695

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018		850,000	920,125

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2020		302,000	331,445

Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015		775,000	806,000

EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018		945,000	945,000

Expro Finance Luxemburg 144A sr. notes 8 1/2s, 2016
(Luxembourg)		464,000	457,040

Ferrellgas LP/Ferrellgas Finance Corp. 144A
sr. notes 6 1/2s, 2021		234,000	226,980

Forest Oil Corp. sr. notes 8s, 2011		1,465,000	1,530,925

Frac Tech Services, LLC/Frac Tech Finance, Inc 144A
company guaranty sr. notes 7 1/8s, 2018		420,000	429,975

Gaz Capital SA sr. unsec. notes Ser. REGS, 7.288s, 2037 (Russia)		780,000	807,300

Gazprom Via Gaz Capital SA 144A company guaranty sr. unsec.
bond 8.146s, 2018 (Russia)		316,000	363,372

Gazprom Via Gaz Capital SA 144A sr. sec. bond 9 1/4s,
2019 (Russia)		1,855,000	2,280,259

Gazprom Via Gaz Capital SA 144A sr. unsec. 6.51s, 2022 (Russia)		485,000	494,700

Gazprom Via Gaz Capital SA 144A sr. unsec. notes 7.288s,
2037 (Russia)		575,000	595,125

Gazprom Via White Nights Finance BV notes 10 1/2s,
2014 (Russia)		485,000	579,032

Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016		1,010,000	1,052,925

Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s, 2014		790,000	782,100

Inergy LP/Inergy Finance Corp. 144A sr. notes 6 7/8s, 2021		492,000	496,305

Infinis PLC sr. notes Ser. REGS, 9 1/8s, 2014
(United Kingdom)	GBP	222,000	379,663

KazMunaiGaz Finance Sub BV 144A notes 7s, 2020 (Kazakhstan)		$355,000	374,525

Key Energy Services, Inc. company guaranty sr. unsec.
unsub. notes 8 3/8s, 2014		355,000	378,075

Laredo Petroleum, Inc. 144A sr. notes 9 1/2s, 2019		230,000	239,775

Lukoil International Finance BV 144A company
guaranty sr. unsec. unsub. bonds 6.656s, 2022 (Russia)		1,080,000	1,101,600

Lukoil International Finance BV 144A company
guaranty sr. unsec. unsub. notes 7 1/4s, 2019 (Russia)		450,000	492,683

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014		698,000	713,705

Offshore Group Investments, Ltd. 144A sr. notes 11 1/2s, 2015		265,000	294,813

OPTI Canada, Inc. company guaranty sr. sec. notes 8 1/4s,
2014 (Canada)		1,010,000	606,000

OPTI Canada, Inc. 144A company guaranty sr. notes 9 3/4s,
2013 (Canada)		470,000	458,250

OPTI Canada, Inc. 144A sr. notes 9s, 2012 (Canada)		415,000	405,663

CORPORATE BONDS AND NOTES (28.4%)* cont.	Principal amount	Value

Energy cont.
Peabody Energy Corp. company guaranty 7 3/8s, 2016	$1,321,000	$1,479,520

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	44,000	46,695

Pemex Project Funding Master Trust company
guaranty sr. unsec. unsub. bonds 6 5/8s, 2035 (Mexico)	340,000	340,373

Pemex Project Funding Master Trust company guaranty unsec.
unsub. notes 6 5/8s, 2038 (Mexico)	325,000	325,374

Petrobras International Finance Co. company
guaranty sr. unsec. notes 7 7/8s, 2019 (Brazil)	960,000	1,125,600

Petrobras International Finance Co. company
guaranty sr. unsec. notes 6 7/8s, 2040 (Brazil)	540,000	558,896

Petrobras International Finance Co. company
guaranty sr. unsec. notes 6 3/4s, 2041 (Brazil)	296,000	298,472

Petrobras International Finance Co. company
guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)	960,000	965,515

Petrohawk Energy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014	225,000	258,750

Petroleos de Venezuela SA company guaranty sr. unsec.
notes 5 1/4s, 2017 (Venezuela)	5,035,000	2,852,328

Petroleos de Venezuela SA company guaranty sr. unsec.
unsub. notes 5 1/2s, 2037 (Venezuela)	650,000	289,250

Petroleos de Venezuela SA company guaranty sr. unsec.
unsub. notes 5 3/8s, 2027 (Venezuela)	650,000	295,750

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014
(Venezuela)	600,000	391,800

Petroleos de Venezuela SA sr. unsec. sub. bonds 5s, 2015
(Venezuela)	2,005,000	1,192,975

Petroleos Mexicanos company guaranty sr. unsec.
unsub. notes 5 1/2s, 2021 (Mexico)	800,000	806,800

Petroleum Co. of Trinidad & Tobago Ltd. 144A sr. unsec.
notes 9 3/4s, 2019 (Trinidad)	215,000	261,225

Petroleum Co. of Trinidad & Tobago Ltd. 144A sr. unsec.
notes 6s, 2022 (Trinidad)	1,113,583	1,127,024

Petroleum Development Corp. company guaranty sr. unsec.
notes 12s, 2018	539,000	607,723

Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015	280,000	293,300

Plains Exploration & Production Co. company guaranty 7s, 2017	150,000	156,750

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 10s, 2016	645,000	728,850

Power Sector Assets & Liabilites Management Corp. 144A
govt. guaranty sr. unsec. notes 7.39s, 2024 (Philippines)	690,000	793,500

Power Sector Assets & Liabilites Management Corp. 144A
govt. guaranty sr. unsec. notes 7 1/4s, 2019 (Philippines)	950,000	1,088,938

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020	350,000	367,500

Rosetta Resources, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018	290,000	320,088

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018	1,060,000	1,089,150

CORPORATE BONDS AND NOTES (28.4%)* cont.	Principal amount		Value

Energy cont.
SM Energy Co. 144A sr. unsec. notes 6 5/8s, 2019		$190,000	$190,000

Williams Cos., Inc. (The) notes 7 3/4s, 2031		256,000	286,372

			48,461,382
Financials (4.9%)
Ally Financial, Inc. company guaranty sr. unsec. notes 7s, 2012		117,000	121,680

Ally Financial, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2012		818,000	864,013

Ally Financial, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2012		851,000	888,231

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8.3s, 2015		240,000	271,200

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes FRN 2.496s, 2014		85,000	80,985

Ally Financial, Inc. 144A company guaranty notes 6 1/4s, 2017		335,000	345,888

Ally Financial, Inc. 144A company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020		1,320,000	1,438,800

American International Group, Inc. jr. sub. bonds FRB
8.175s, 2058		440,000	490,600

Anglian Water/Osprey Financing PLC company
guaranty sr. unsub. notes Ser. EMTN, 7s, 2018
(United Kingdom)	GBP	200,000	322,813

Banco Do Brasil 144A sr. unsec. 9 3/4s, 2017 (Brazil)	BRL	855,000	509,881

Biz Finance PLC for Ukreximbank sr. unsec.
unsub. bonds 8 3/8s, 2015 (United Kingdom)		$425,000	438,804

Bosphorus Financial Services, Ltd. 144A sr. notes FRN
2.086s, 2012		883,750	871,854

Capital One Capital IV company guaranty jr. unsec.
sub. notes FRN 6.745s, 2037		284,000	282,935

CB Richard Ellis Services, Inc. 144A company
guaranty sr. unsec. notes 6 5/8s, 2020		135,000	135,000

CIT Group, Inc. sr. bonds 7s, 2017		2,373,000	2,393,764

CIT Group, Inc. sr. bonds 7s, 2016		1,267,000	1,279,670

CIT Group, Inc. sr. bonds 7s, 2015		337,000	341,634

CIT Group, Inc. sr. bonds 7s, 2014		106,000	107,988

CIT Group, Inc. sr. bonds 7s, 2013		106,939	109,211

CNO Financial Group, Inc. 144A company
guaranty sr. notes 9s, 2018		130,000	136,825

HSBC Capital Funding LP/Jersey Channel Islands company
guaranty sub. FRB 5.13s, 2049 (United Kingdom)	EUR	486,000	621,393

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015		$185,000	191,013

HUB International Holdings, Inc. 144A sr. unsec.
unsub. notes 9s, 2014		135,000	140,400

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 8s, 2018		895,000	919,613

JPMorgan Chase & Co. 144A sr. unsec. notes FRN zero %, 2017		600,000	633,901

JPMorgan Chase & Co. 144A sr. unsec. unsub. notes FRN
4s, 2011	RUB	46,000,000	1,538,102

JPMorgan Chase & Co. 144A unsec. unsub. notes 8s, 2012	INR	37,500,000	826,125

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017		$641,000	666,640

CORPORATE BONDS AND NOTES (28.4%)* cont.	Principal amount		Value

Financials cont.
Liberty Mutual Insurance Co. 144A notes 7.697s, 2097		$1,330,000	$1,159,173

National Money Mart Co. company guaranty sr. unsec.
unsub. notes 10 3/8s, 2016 (Canada)		300,000	331,875

Nuveen Investments, Inc. company guaranty sr. unsec.
unsub. notes 10 1/2s, 2015		444,000	457,320

Omega Healthcare Investors, Inc. 144A sr. notes 6 3/4s, 2022 R		447,000	441,413

RSHB Capital SA for OJSC Russian Agricultural Bank
sub. bonds FRB 6.97s, 2016 (Russia)		5,400,000	5,406,264

RSHB Capital SA for OJSC Russian Agricultural Bank 144A
notes 7 3/4s, 2018 (Russia)		775,000	852,500

RSHB Capital SA for OJSC Russian Agricultural Bank 144A
notes 7 1/8s, 2014 (Russia)		775,000	832,040

Sabra Health Care LP/Sabra Capital Corp. 144A company
guaranty sr. notes 8 1/8s, 2018 R		235,000	243,813

Shinhan Bank 144A sr. unsec. bond 6s, 2012 (South Korea)		257,000	270,438

SLM Corp. sr. notes Ser. MTN, 6 1/4s, 2016		395,000	397,192

State Bank of India/London 144A sr. unsec. notes 4 1/2s,
2015 (India)		360,000	367,672

UBS AG/ Jersey Branch jr. unsec. sub. FRB 4.28s, 2015
(Cayman Islands)	EUR	327,000	390,799

USI Holdings Corp. 144A company guaranty sr. unsec.
notes FRN 4.161s, 2014		$120,000	112,500

Vnesheconombank Via VEB Finance, Ltd. 144A bank guaranteed
bonds 6.8s, 2025 (Russia)		1,100,000	1,083,500

VTB Bank Via VTB Capital SA sr. notes 6 1/4s, 2035 (Russia)		1,065,000	1,098,281

VTB Bank Via VTB Capital SA 144A sr. unsec. notes 7 1/2s,
2011 (Russia)		1,660,000	1,720,175

VTB Bank Via VTB Capital SA 144A sr. unsec. notes 6 7/8s,
2018 (Russia)		4,520,000	4,823,292

VTB Bank Via VTB Capital SA 144A sr. unsec. notes 6 1/4s,
2035 (Russia)		2,934,000	3,025,688

VTB Bank Via VTB Capital SA 144A sr. unsec.
unsub. notes 6.609s, 2012 (Russia)		3,965,000	4,217,610

			44,200,508
Government (0.1%)
International Bank for Reconstruction & Development
sr. unsec. unsub. notes Ser. GDIF, 5 1/4s, 2014
(Supra-Nation)	RUB	22,650,000	740,184

			740,184
Health care (1.4%)
Aviv Healthcare Properties LP 144A sr. notes 7 3/4s, 2019		$290,000	297,975

Bayer AG jr. unsec. sub. bonds FRB 5s, 2105 (Germany)	EUR	364,000	492,717

Biomet, Inc. company guaranty sr. unsec. bond 10s, 2017		$456,000	509,580

Capella Healthcare, Inc. 144A company
guaranty sr. notes 9 1/4s, 2017		380,000	411,350

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2015		632,000	667,550

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	160,000	225,858

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$505,000	537,194

CORPORATE BONDS AND NOTES (28.4%)* cont.	Principal amount	Value

Health care cont.
DaVita, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020	$110,000	$111,650

DaVita, Inc. company guaranty sr. unsec. notes 6 3/8s, 2018	340,000	342,550

Fresenius Medical Care US Finance, Inc. 144A company
guaranty sr. notes 5 3/4s, 2021	510,000	501,713

Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015	125,000	143,594

Giant Funding Corp. 144A sr. notes 8 1/4s, 2018 (Spain)	220,000	227,975

HCA Holdings, Inc. 144A sr. unsec. notes 7 3/4s, 2021	400,000	417,000

HCA, Inc. company guaranty sr. notes 9 5/8s, 2016 ‡‡	1,028,000	1,108,955

HCA, Inc. sr. sec. notes 9 1/4s, 2016	1,587,000	1,708,009

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018	345,000	371,306

Select Medical Corp. company guaranty 7 5/8s, 2015	451,000	460,020

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	640,000	660,800

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015 ‡‡	329,569	334,924

Talecris Biotherapeutics Holdings Corp. company
guaranty sr. unsec. notes 7 3/4s, 2016	48,000	52,560

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018	276,000	323,955

Tenet Healthcare Corp. sr. notes 9s, 2015	749,000	827,645

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019	471,000	539,295

Tenet Healthcare Corp. sr. unsec. notes 8s, 2020	415,000	423,300

Valeant Pharmaceuticals International 144A company
guaranty sr. notes 7s, 2020	70,000	72,188

Valeant Pharmaceuticals International 144A company
guaranty sr. unsec. notes 6 7/8s, 2018	170,000	174,675

Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017	70,000	72,100

Vanguard Health Systems, Inc. 144A sr. notes zero %, 2016	380,000	235,600

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R	590,000	621,491

		12,873,529
Technology (1.2%)
Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020	140,000	143,500

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	149,000	154,215

Buccaneer Merger Sub., Inc. 144A sr. notes 9 1/8s, 2019	431,000	459,015

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	139,000	145,255

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	547,000	566,145

CommScope, Inc. 144A sr. notes 8 1/4s, 2019	325,000	337,188

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2020	193,000	208,923

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2017	462,000	495,495

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015 ‡‡	736,314	743,677

First Data Corp. company guaranty sr. unsec.
sub. notes 11 1/4s, 2016	351,000	324,675

First Data Corp. 144A company guaranty sr. notes 8 7/8s, 2020	175,000	188,563

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 9 1/8s, 2014 ‡‡	59,493	62,021

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2014	225,000	234,844

CORPORATE BONDS AND NOTES (28.4%)* cont.	Principal amount		Value

Technology cont.
Freescale Semiconductor, Inc. company guaranty sr. unsec.
sub. notes 10 1/8s, 2016		$5,000	$5,363

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 10 1/8s, 2018		967,000	1,090,293

Freescale Semiconductor, Inc. 144A company
guaranty sr. unsec. notes 10 3/4s, 2020		4,000	4,540

Iron Mountain, Inc. company guaranty sr. unsec.
sub. notes 8s, 2020		1,035,000	1,103,569

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021		290,000	315,375

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)		1,091,000	1,234,194

Seagate HDD Cayman 144A company guaranty sr. unsec.
notes 7 3/4s, 2018 (Cayman Islands)		433,000	443,825

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015		817,000	860,914

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020		494,000	510,055

Unisys Corp. 144A company guaranty sr. sub. notes 14 1/4s, 2015		711,000	858,533

			10,490,177
Transportation (0.2%)
AMGH Merger Sub., Inc. 144A company
guaranty sr. notes 9 1/4s, 2018		466,000	495,125

British Airways PLC sr. unsec. 8 3/4s, 2016 (United Kingdom)	GBP	353,000	597,533

Swift Services Holdings, Inc. 144A company
guaranty sr. notes 10s, 2018		$500,000	540,625

			1,633,283
Utilities and power (1.7%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		1,140,000	1,234,050

Aguila 3 SA company guaranty sr. notes Ser. REGS, 7 7/8s,
2018 (Luxembourg)	CHF	150,000	162,847

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020		$380,000	397,100

Calpine Corp. 144A sr. sec. notes 7 1/4s, 2017		995,000	1,017,388

Colorado Interstate Gas Co. debs. 6.85s, 2037 (Canada)		615,000	632,074

Dynegy Holdings, Inc. sr. unsec. notes 7 3/4s, 2019		1,160,000	832,300

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016		289,000	258,655

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013		135,000	133,650

Edison Mission Energy sr. unsec. notes 7.2s, 2019		292,000	234,330

Edison Mission Energy sr. unsec. notes 7s, 2017		44,000	36,080

El Paso Corp. sr. unsec. notes 7s, 2017		160,000	172,464

El Paso Natural Gas Co. debs. 8 5/8s, 2022		577,000	708,796

Energy Future Holdings Corp. 144A sr. sec. bond 10 1/4s, 2020		1,390,000	1,470,766

Energy Future Intermediate Holdings Co., LLC sr. notes 10s, 2020		539,000	571,666

Energy Transfer Equity LP company guaranty sr. unsec.
notes 7 1/2s, 2020		346,000	369,788

GenOn Escrow Corp. 144A sr. notes 9 7/8s, 2020		685,000	717,538

GenOn Escrow Corp. 144A sr. unsec. notes 9 1/2s, 2018		105,000	109,856

Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016		220,000	237,050

KCP&L Greater Missouri Operations Co. sr. unsec. notes 7.95s, 2011		36,000	36,000

Majapahit Holding BV 144A company guaranty sr. unsec.
notes 8s, 2019 (Indonesia)		525,000	593,250

CORPORATE BONDS AND NOTES (28.4%)* cont.	Principal amount		Value

Utilities and power cont.
Majapahit Holding BV 144A company guaranty sr. unsec.
notes 7 3/4s, 2020 (Indonesia)		$2,425,000	$2,734,600

Mirant Americas Generation, Inc. sr. unsec. notes 8.3s, 2011		205,000	207,050

NRG Energy, Inc. sr. notes 7 3/8s, 2016		1,555,000	1,609,425

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020		255,000	253,498

NV Energy, Inc. sr. unsec. unsub. notes 6 3/4s, 2017		120,000	121,438

Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028		145,000	155,316

Vattenfall Treasury AB company guaranty jr. unsec.
sub. bond FRB 5 1/4s, 2049 (Sweden)	EUR	364,000	503,868

			15,510,843
Total corporate bonds and notes (cost $243,671,814)			$254,330,796

ASSET-BACKED SECURITIES (11.5%)*	Principal amount		Value

Accredited Mortgage Loan Trust FRB Ser. 07-1, Class A3,
0.39s, 2037		$3,285,000	$2,415,493

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 0.41s, 2036		217,000	126,747
FRB Ser. 06-HE3, Class A2C, 0.41s, 2036		271,000	132,669

Asset Backed Securities Corp. Home Equity Loan Trust FRB
Ser. 06-HE4, Class A5, 0.42s, 2036		141,090	96,204

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3,
Class M6, 5.135s, 2034		88,066	18,476

Bombardier Capital Mortgage Securitization Corp. Ser. 00-A,
Class A4, 8.29s, 2030		1,465,605	1,091,875

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-NC2, Class A2B, 0.42s, 2036		6,621,623	3,310,811
FRB Ser. 07-OPX1, Class A1A, 0.33s, 2037		956,186	449,408

Conseco Finance Securitizations Corp.
Ser. 00-2, Class A5, 8.85s, 2030 F		2,192,785	1,820,011
Ser. 00-5, Class A7, 8.2s, 2032		1,147,107	957,834
Ser. 00-1, Class A5, 8.06s, 2031 F		1,578,435	1,254,855
Ser. 00-4, Class A5, 7.97s, 2032		314,660	256,448
Ser. 00-5, Class A6, 7.96s, 2032		1,302,533	1,068,077
Ser. 02-1, Class M1F, 7.954s, 2033		850,000	862,408
Ser. 00-6, Class A5, 7.27s, 2031		2,993,112	3,082,905
FRB Ser. 02-1, Class M1A, 2.311s, 2033		4,468,000	3,651,791
FRB Ser. 01-4, Class M1, 2.011s, 2033		573,000	300,833

Countrywide Asset Backed Certificates
FRB Ser. 06-6, Class 2A3, 0.54s, 2036 F		9,381,000	3,846,210
FRB Ser. 07-3, Class 2A2, 0.43s, 2047		1,957,000	1,494,303
FRB Ser. 06-23, Class 2A3, 0.43s, 2037		1,970,000	1,067,858
FRB Ser. 06-24, Class 2A3, 0.41s, 2047		2,192,000	1,128,880
FRB Ser. 07-1, Class 2A2, 0.36s, 2037 F		2,985,000	2,350,688

Credit-Based Asset Servicing and Securitization
FRB Ser. 06-CB9, Class A2, 0.37s, 2036		2,341,000	1,075,104
FRB Ser. 07-CB1, Class AF1A, 0.33s, 2037		1,195,162	384,603

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038		871,855	130,778

ASSET-BACKED SECURITIES (11.5%)* cont.	Principal amount		Value

First Franklin Mortgage Loan Asset Backed Certificates
FRB Ser. 06-FF13, Class A2D, 0 1/2s, 2036		$2,599,000	$1,351,600
FRB Ser. 06-FF18, Class A2C, 0.42s, 2037		3,942,000	1,911,870
FRB Ser. 06-FF13, Class A2C, 0.42s, 2036		2,406,000	1,203,000
FRB Ser. 06-FF11, Class 2A3, 0.41s, 2036		2,540,000	1,498,600
FRB Ser. 06-FF7, Class 2A3, 0.41s, 2036		1,377,417	910,958

Fremont Home Loan Trust FRB Ser. 06-2, Class 2A3, 0.43s, 2036		589,000	382,105

Granite Mortgages PLC
FRB Ser. 03-2, Class 2C1, 3.562s, 2043 F	EUR	2,785,000	1,871,345
FRB Ser. 03-2, Class 3C, 3.326s, 2043 F	GBP	1,337,631	898,803

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$1,682,107	1,362,506
Ser. 94-4, Class B2, 8.6s, 2019		627,569	323,208
Ser. 93-1, Class B, 8.45s, 2018		397,858	325,138
Ser. 96-6, Class M1, 7.95s, 2027		1,075,000	1,096,500
Ser. 96-8, Class M1, 7.85s, 2027		754,000	729,447
Ser. 96-2, Class M1, 7.6s, 2026		608,000	601,920
Ser. 95-8, Class B1, 7.3s, 2026		704,416	685,882
Ser. 95-4, Class B1, 7.3s, 2025		726,329	685,589
Ser. 97-6, Class M1, 7.21s, 2029		1,842,000	1,540,715
Ser. 95-F, Class B2, 7.1s, 2021		20,720	19,969
Ser. 98-2, Class A6, 6.81s, 2028		546,748	566,853
Ser. 99-3, Class A7, 6.74s, 2031 F		873,182	886,280
FRN Ser. 98-4, Class A6, 6.53s, 2030		258,592	262,579
Ser. 99-2, Class A7, 6.44s, 2030		217,862	213,431
Ser. 99-1, Class A6, 6.37s, 2025		27,351	28,172
Ser. 98-4, Class A5, 6.18s, 2030		651,208	659,797

Greenpoint Manufactured Housing Ser. 00-3, Class IA,
8.45s, 2031 F		2,714,776	2,796,220

GSAA Home Equity Trust
FRB Ser. 05-11, Class 3A4, 0.51s, 2035		3,393,485	2,892,946
FRB Ser. 06-19, Class A3A, 0 1/2s, 2036		505,800	283,248
FRB Ser. 06-11, Class 2A2, 0.42s, 2036		1,966,262	1,061,782
FRB Ser. 06-19, Class A1, 0.35s, 2036		3,633,763	1,816,881
FRB Ser. 06-17, Class A1, 0.32s, 2036		4,458,233	2,273,699
FRB Ser. 06-12, Class A1, 0.31s, 2036		2,737,195	1,425,805

GSAMP Trust FRB Ser. 07-HE2, Class A2A, 0.38s, 2047		1,143,596	1,076,982

GSMPS Mortgage Loan Trust FRB Ser. 05-14, Class 2A2,
0.51s, 2035		2,490,233	1,780,517

Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 2.26s, 2030		756,064	22,682
FRB Ser. 05-1A, Class E, 2.06s, 2030		91,982	13,797

Lehman XS Trust
FRB Ser. 07-3, Class 1BA2, 6.17s, 2037 F		2,129,716	995,642
FRB Ser. 07-1, Class 1A3, 0.38s, 2037		10,234,172	4,208,803

Long Beach Mortgage Loan Trust
FRB Ser. 06-4, Class 2A4, 0.52s, 2036		238,549	93,784
FRB Ser. 06-WL1, Class 2A3, 0 1/2s, 2046		2,099,806	1,532,859

Madison Avenue Manufactured Housing Contract FRB Ser. 02-A,
Class B1, 3.51s, 2032		2,025,781	1,843,461

ASSET-BACKED SECURITIES (11.5%)* cont.	Principal amount	Value

Merrill Lynch First Franklin Mortgage Loan Asset
Backed Certificates
FRB Ser. 07-1, Class A2C, 0.51s, 2037	$5,665,000	$2,747,525
FRB Ser. 07-1, Class A2B, 0.43s, 2037	2,860,328	1,572,465

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	194,980	182,503

Morgan Stanley Capital, Inc. FRB Ser. 04-HE8, Class B3,
3.46s, 2034	109,340	14,432

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.42s, 2036	246,309	127,199
FRB Ser. 06-2, Class A2C, 0.41s, 2036	298,000	173,615
FRB Ser. 06-6, Class A2B, 0.36s, 2037	2,047,478	1,264,062

Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022	43,592	30,293
Ser. 99-D, Class A1, 7.84s, 2029	1,416,831	1,438,083
Ser. 00-A, Class A2, 7.765s, 2017	208,107	142,348
Ser. 95-B, Class B1, 7.55s, 2021	305,854	223,557
Ser. 00-D, Class A4, 7.4s, 2030	3,257,000	2,247,330
Ser. 02-B, Class A4, 7.09s, 2032	710,223	688,636
Ser. 99-B, Class A4, 6.99s, 2026	1,367,335	1,339,988
Ser. 02-A, Class A4, 6.97s, 2032	94,345	95,761
Ser. 01-D, Class A4, 6.93s, 2031	1,120,323	932,669
Ser. 01-E, Class A4, 6.81s, 2031	1,735,423	1,518,495
Ser. 99-B, Class A3, 6.45s, 2017	318,045	298,962
Ser. 01-C, Class A2, 5.92s, 2017	1,846,938	1,034,285
Ser. 02-C, Class A1, 5.41s, 2032	1,746,501	1,698,472
Ser. 01-E, Class A2, 5.05s, 2031	1,491,252	1,200,458
Ser. 02-A, Class A2, 5.01s, 2020	381,740	332,231

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	361,009	350,178
FRB Ser. 01-B, Class A2, 0.636s, 2018	70,567	61,917

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 0.45s, 2036	147,707	115,551
FRB Ser. 07-RZ1, Class A2, 0.42s, 2037	293,000	181,321

Residential Asset Securities Corp.
FRB Ser. 05-EMX1, Class M2, 0.99s, 2035	416,774	301,922
Ser. 01-KS3, Class AII, 0.72s, 2031	2,299,081	1,819,863

Securitized Asset Backed Receivables, LLC
FRB Ser. 07-BR4, Class A2A, 0.35s, 2037	263,759	180,015
FRB Ser. 07-BR3, Class A2A, 0.33s, 2037	3,903,674	2,654,498

SG Mortgage Securities Trust FRB Ser. 06-OPT2, Class A3D,
0.47s, 2036	2,389,000	994,772

Soundview Home Equity Loan Trust FRB Ser. 06-OPT3,
Class 2A3, 0.43s, 2036	240,000	197,532

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	923,799	110,856

TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A, Class IV,
6.84s, 2037	756,000	264,600

WAMU Asset-Backed Certificates FRB Ser. 07-HE2, Class 2A1,
0.37s, 2037	657,896	437,370

Total asset-backed securities (cost $106,253,010)		$103,484,408

FOREIGN GOVERNMENT BONDS AND NOTES (8.2%)*	Principal amount		Value

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013		$1,136,000	$1,164,968

Argentina (Republic of) sr. unsec. bonds FRB 0.45s, 2013		3,113,000	1,080,211

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015		9,390,000	8,798,430

Argentina (Republic of) sr. unsec. unsub. bonds Ser. $V,
10 1/2s, 2012	ARS	4,110,000	987,119

Argentina (Republic of) sr. unsec. unsub. bonds FRB
0.469278s, 2012		$43,339,000	10,271,343

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY,
8.28s, 2033		2,758,017	2,399,474

Banco Nacional de Desenvolvimento Economico e Social 144A
notes 5 1/2s, 2020 (Brazil)		170,000	172,550

Banco Nacional de Desenvolvimento Economico e Social 144A
sr. unsec. unsub. notes 6.369s, 2018 (Brazil)		175,000	190,531

Brazil (Federal Republic of) notes 10s, 2017	BRL	3,500	1,889,538

Brazil (Federal Republic of) unsub. notes 10s, 2014	BRL	2,365	1,336,991

Chile (Republic of) notes 5 1/2s, 2020	CLP	397,500,000	837,946

Colombia (Government of) bonds 6 1/8s, 2041		$1,000,000	1,020,000

Export-Import Bank of Korea 144A sr. unsec.
unsub. notes 5.1s, 2013 (South Korea)	INR	53,200,000	1,087,408

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017		$535,000	594,829

Indonesia (Republic of) 144A sr. unsec. notes 11 5/8s, 2019		1,305,000	1,883,754

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 7 3/4s, 2038		920,000	1,086,750

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 6 7/8s, 2018		750,000	849,375

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 6 3/4s, 2014		460,000	509,579

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 6 5/8s, 2037		1,555,000	1,625,908

Industrial Bank of Korea 144A sr. notes 7 1/8s, 2014		1,475,000	1,654,904

Iraq (Republic of) 144A bonds 5.8s, 2028		1,275,000	1,183,200

Peru (Republic of) bonds 6.95s, 2031	PEN	5,885,000	2,223,053

Philippines (Republic of) sr. unsec. unsub. bonds 6 1/2s, 2020		$1,350,000	1,525,500

Philippines (Republic of) sr. unsec. unsub. bonds 6 3/8s, 2034		1,800,000	1,876,302

Russia (Federation of) sr. unsec. unsub. bonds 7 1/2s, 2030		59,965	68,280

Russia (Federation of) 144A unsec. unsub. bonds 7 1/2s, 2030		5,023,367	5,719,906

South Africa (Republic of) sr. unsec. unsub. notes 6 7/8s, 2019		950,000	1,078,250

Sri Lanka (Republic of) 144A notes 7.4s, 2015		440,000	487,309

Turkey (Republic of) bonds 16s, 2012	TRY	385,000	259,549

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2019		$815,000	937,821

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017		4,335,000	4,988,891

Ukraine (Government of ) Financing of Infrastructural Projects
State Enterprise 144A govt. guaranty notes 8 3/8s, 2017		425,000	448,375

Ukraine (Government of) sr. unsec. bonds 6.385s, 2012		400,000	407,724

Ukraine (Government of) sr. unsec. unsub. bonds Ser. REGS,
6 7/8s, 2011		1,150,000	1,152,024

Ukraine (Government of) 144A bonds 7 3/4s, 2020		2,510,000	2,547,650

FOREIGN GOVERNMENT BONDS AND NOTES (8.2%)* cont.	Principal amount	Value

Ukraine (Government of) 144A sr. unsec. bonds 6 7/8s, 2011	$435,000	$435,000

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s, 2013	790,000	819,625

Venezuela (Republic of) bonds 8 1/2s, 2014	625,000	531,981

Venezuela (Republic of) sr. unsec. bonds 9 1/4s, 2027	300,000	219,600

Venezuela (Republic of) unsec. notes 10 3/4s, 2013	2,510,000	2,390,373

Venezuela (Republic of) unsec. notes FRN Ser. REGS, 1.303s, 2011	2,715,000	2,695,425

Venezuela (Republic of) 144A unsec. bonds 13 5/8s, 2018	2,215,000	2,088,324

Total foreign government bonds and notes (cost $68,173,979)		$73,525,770

SENIOR LOANS (3.1%)* [c]	Principal amount	Value

Basic materials (0.1%)
Georgia-Pacific, LLC bank term loan FRN Ser. B2, 2.303s, 2012	$189,635	$189,872

Momentive Performance Materials, Inc. bank term loan FRN
2.563s, 2013	373,057	370,434

Smurfit-Stone Container Enterprises, Inc. bank term loan
FRN 6 3/4s, 2016	154,400	155,880

		716,186
Communication services (0.4%)
CCO Holdings, LLC / CCO Holdings Capital Corp. bank term
loan FRN 2.761s, 2014	400,000	391,333

Charter Communications Operating, LLC bank term loan FRN
Ser. l, 7 1/4s, 2014	173,572	178,996

Charter Communications, Inc. bank term loan FRN Ser. C,
3.56s, 2016	1,470,250	1,469,025

Insight Midwest, LP bank term loan FRN Ser. B, 2.024s, 2014	224,114	222,900

Intelsat Jackson Holdings SA bank term loan FRN 3.303s,
2014 (Luxembourg)	885,000	854,025

Level 3 Communications, Inc. bank term loan FRN 2.553s, 2014	379,000	368,893

Level 3 Financing, Inc. bank term loan FRN Ser. B, 11 1/2s, 2014	185,000	200,170

		3,685,342
Consumer cyclicals (1.4%)
Brickman Group Holdings, Inc. bank term loan FRN Ser. B,
7 1/4s, 2016	1,040,000	1,060,800

CCM Merger, Inc. bank term loan FRN Ser. B, 8 1/2s, 2012	797,219	797,551

Cedar Fair LP bank term loan FRN Ser. B, 5 1/2s, 2016	182,176	184,518

Centage Learning Acquisitions, Inc. bank term loan FRN
Ser. B, 2.55s, 2014	674,292	662,769

Centage Learning Acquisitions, Inc. bank term loan FRN
Ser. B3, 3.763s, 2014	376,529	310,636

Clear Channel Communications, Inc. bank term loan FRN
Ser. B, 3.911s, 2016	574,281	516,135

Compucom Systems, Inc. bank term loan FRN 3.76s, 2014	233,242	222,746

Dex Media West, LLC bank term loan FRN Ser. A, 7s, 2014	329,500	305,317

Federal Mogul Corp. bank term loan FRN Ser. B, 2.198s, 2014	165,115	160,402

Federal Mogul Corp. bank term loan FRN Ser. C, 2.198s, 2015	84,242	81,838

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.52s, 2014	429,096	203,820

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.27s, 2014	459,332	218,183

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.27s, 2014	171,393	81,411

Golden Nugget, Inc. bank term loan FRN 2.26s, 2014 ‡‡	113,486	96,747

Golden Nugget, Inc. bank term loan FRN Ser. B, 2.26s, 2014 ‡‡	199,367	169,960

SENIOR LOANS (3.1%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Goodman Global, Inc. bank term loan FRN 9s, 2017	$286,000	$295,367

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016	571,568	575,851

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B1,
3.303s, 2015	625,000	580,566

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B2,
3.303s, 2015	724,196	673,842

Isle of Capri Casinos, Inc. bank term loan FRN 5s, 2013	208,821	208,602

Isle of Capri Casinos, Inc. bank term loan FRN Ser. A, 5s, 2013	73,466	73,389

Isle of Capri Casinos, Inc. bank term loan FRN Ser. B, 5s, 2013	83,528	83,441

Jarden Corp. bank term loan FRN Ser. B4, 3.553s, 2015	318,585	317,191

Michaels Stores, Inc. bank term loan FRN Ser. B, 2.563s, 2013	210,712	209,774

National Bedding Co., LLC bank term loan FRN Ser. B,
3.813s, 2013	150,816	150,816

R.H. Donnelley, Inc. bank term loan FRN Ser. B, 9s, 2014	1,387,390	1,113,876

Realogy Corp. bank term loan FRN 0.111s, 2013	135,818	131,428

Realogy Corp. bank term loan FRN Ser. B, 3.286s, 2013	1,146,080	1,109,038

ServiceMaster Co. (The) bank term loan FRN Ser. B, 2.779s, 2014	529,258	521,224

ServiceMaster Co. (The) bank term loan FRN Ser. DD, 2.77s, 2014	52,727	51,926

Six Flags Theme Parks bank term loan FRN Ser. B, 5 1/2s, 2016	493,442	499,456

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014 (In default) †	670,438	491,766

Univision Communications, Inc. bank term loan FRN 4.511s, 2017	348,288	342,451

		12,502,837
Consumer staples (0.4%)
Burger King Holdings, Inc. bank term loan FRN Ser. B,
6 1/4s, 2016	330,000	334,847

Claire’s Stores, Inc. bank term loan FRN 3.043s, 2014	530,212	508,719

Revlon Consumer Products bank term loan FRN 6s, 2015	2,223,200	2,236,748

Rite-Aid Corp. bank term loan FRN Ser. B, 2.02s, 2014	184,775	177,430

Spectrum Brands, Inc. bank term loan FRN 8s, 2016	344,533	347,817

West Corp. bank term loan FRN Ser. B2, 2.737s, 2013	45,006	44,851

West Corp. bank term loan FRN Ser. B5, 4.612s, 2016	110,282	111,339

		3,761,751
Energy (0.2%)
EPCO Holdings, Inc. bank term loan FRN Ser. A, 1.26s, 2012	436,000	422,920

Hercules Offshore, Inc. bank term loan FRN Ser. B, 6s, 2013	281,924	274,817

MEG Energy Corp. bank term loan FRN 6s, 2016 (Canada)	946,488	950,925

		1,648,662
Financials (—%)
AGFS Funding Co. bank term loan FRN 7 1/4s, 2015	250,000	253,403

Fifth Third Processing Solutions, Inc. bank term loan FRN
8 1/4s, 2017	100,000	102,063

HUB International Holdings, Inc. bank term loan FRN 6 3/4s, 2014	164,913	165,325

		520,791
Health care (0.4%)
Ardent Health Systems bank term loan FRN Ser. B, 6 1/2s, 2015	356,206	357,987

Grifols SA bank term loan FRN Ser. B, 6s, 2016 (Spain)	235,000	238,427

Health Management Associates, Inc. bank term loan FRN
2.053s, 2014	1,301,310	1,295,527

IASIS Healthcare, LLC bank term loan FRN Ser. DD, 2.256s, 2014	223,246	220,846

IASIS Healthcare, LLC bank term loan FRN 7.62s, 2014	61,059	60,402

SENIOR LOANS (3.1%)* cont.	Principal amount		Value

Health care cont.
IASIS Healthcare Corp. bank term loan FRN 5.538s, 2014 ‡‡		$269,935	$266,224

IASIS Healthcare, LLC bank term loan FRN Ser. B, 2.256s, 2014		644,989	638,055

Multiplan, Inc. bank term loan FRN Ser. B, 6 1/2s, 2017		333,012	336,030

			3,413,498
Technology (0.1%)
Avaya, Inc. bank term loan FRN Ser. B1, 3.034s, 2014		266,087	259,800

Ceridian Corp. bank term loan FRN 3.269s, 2014		307,000	301,025

			560,825
Utilities and power (0.1%)
NRG Energy, Inc. bank term loan FRN 3.553s, 2015		337,536	337,295

NRG Energy, Inc. bank term loan FRN 2.053s, 2013		129	129

NRG Energy, Inc. bank term loan FRN 2.041s, 2013		84,325	84,624

NRG Energy, Inc. bank term loan FRN Ser. B, 3.553s, 2015		401,273	403,422

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN Ser. B2, 3.786s, 2014		518,308	428,333

			1,253,803

Total senior loans (cost $28,563,247)			$28,063,695

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.5%)*	strike price	amount	Value

Option on an interest rate swap with Credit
Suisse International for the right to pay a
fixed rate of 1.70175% versus the six month
CHF-LIBOR-BBA maturing January 23, 2014.	Jan-12/1.70175	CHF 36,660,000	$109,017

Option on an interest rate swap with UBS AG for
the right to pay a fixed rate of 1.722% versus
the six month CHF-LIBOR-BBA maturing
January 23, 2014.	Jan-12/1.722	CHF 36,660,000	77,698

Option on an interest rate swap with Credit
Suisse International for the right to pay a
fixed rate of 1.578% versus the six month
CHF-LIBOR-BBA maturing December 24, 2013.	Dec-11/1.578	CHF 36,660,000	106,735

Option on an interest rate swap with Credit
Suisse International for the right to pay a
fixed rate of 1.602% versus the six month
CHF-LIBOR-BBA maturing December 22, 2013.	Dec-11/1.602	CHF 36,660,000	100,684

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 3.59% versus the three month
USD-LIBOR-BBA maturing April 28, 2021.	Apr-11/3.59	$93,652,325	1,750,362

Option on an interest rate swap with Barclays
Bank PLC for the right to receive a fixed rate
of 3.7375% versus the three month USD-LIBOR-BBA
maturing March 9, 2021.	Mar-11/3.7375	86,365,500	2,048,590

Total purchased options outstanding (cost $3,703,423)			$4,193,086

CONVERTIBLE BONDS AND NOTES (0.3%)*	Principal amount	Value

Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	$534,000	$538,005

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	345,000	657,467

General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	1,077,000	1,343,558

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	440,000	557,425

Total convertible bonds and notes (cost $2,300,022)		$3,096,455

U.S. TREASURY OBLIGATIONS (0.3%) *[i]	Principal amount	Value

U.S. Treasury Bonds 1s, December 31, 2011	$1,761,000	$1,774,137

U.S. Treasury Inflation Protected Notes 2s, July 15, 2014	1,082,952	1,184,847

Total U.S. treasury obligations (cost $2,958,984)		$2,958,984

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (0.3%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.3%)
Government National Mortgage Association Pass-Through
Certificates 6 1/2s, November 20, 2038	$2,284,356	$2,544,737

		2,544,737
U.S. Government Agency Mortgage Obligations (—%)
Federal National Mortgage Association Pass-Through
Certificates 6 1/2s, April 1, 2016	13,672	14,723

		14,723

Total U.S. government and agency mortgage obligations (cost $2,432,138)		$2,559,460

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

General Motors Co. Ser. B, $2.375 cv. pfd.	9,017	$489,713

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †	1,477	679

Total convertible preferred stocks (cost $1,843,036)		$490,392

PREFERRED STOCKS (—%)*	Shares	Value

Ally Financial, Inc. 144A Ser. G, 7.00% cum. pfd.	440	$422,813

Total preferred stocks (cost $146,180)		$422,813

COMMON STOCKS (—%)*	Shares	Value

Bohai Bay Litigation, LLC (Escrow) † F	1,327	$4,141

Nortek, Inc. †	5,732	219,249

Trump Entertainment Resorts, Inc. † F	224	3,584

Vertis Holdings, Inc. † F	22,380	22

Total common stocks (cost $206,567)		$226,996

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	117	$731

Smurfit Kappa Group PLC 144A (Ireland) F	10/01/13	EUR 0.001	960	59,547

Vertis Holdings, Inc. F	10/18/15	$0.01	1,483	—

Total warrants (cost $35,777)				$60,278

SHORT-TERM INVESTMENTS (29.2%)*	Principal amount/shares		Value

Putnam Money Market Liquidity Fund 0.17% [e]		110,111,779	$110,111,779

Egypt Treasury Bills, for effective yields
ranging from 9.72% to 9.80%, May 31, 2011	EGP	14,525,000	2,346,987

Egypt Treasury Bill, for an effective yield of 9.82%,
May 3, 2011	EGP	12,375,000	2,015,894

Egypt Treasury Bill (series 273), for an effective yield
of 9.50%, April 5, 2011	EGP	13,250,000	2,175,986

Egypt Treasury Bill, for an effective yield of 9.76%,
April 5, 2011	EGP	1,325,000	217,599

Egypt Treasury Bill, for an effective yield of 10.02%,
March 28, 2011	EGP	1,300,000	215,209

Egypt Treasury Bill, for an effective yield of 9.41%,
February 1, 2011	EGP	6,500,000	1,087,195

U.S. Treasury Bills, for an effective yield of 0.20%,
November 17, 2011 ##		$28,395,000	28,343,491

U.S. Treasury Bills, for effective yields ranging from
0.23% to 0.26%, October 20, 2011 # ##		41,191,000	41,130,985

U.S. Treasury Bills, for effective yields ranging from
0.19% to 0.24%, August 25, 2011 # ##		5,569,000	5,561,293

U.S. Treasury Bills, for effective yields ranging from
0.22% to 0.24%, July 28, 2011 # ##		25,239,000	25,207,426

U.S. Treasury Bills, for effective yields ranging from
0.20% to 0.21%, June 2, 2011 # ##		32,787,000	32,757,295

U.S. Treasury Bills, for effective yields ranging from
0.22% to 0.29%, March 10, 2011 # ##		10,918,000	10,915,024

Total short-term investments (cost $262,449,739)			$262,086,163

TOTAL INVESTMENTS

Total investments (cost $992,123,252)			$1,027,734,931

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
PEN	Peruvian Neuvo Sol
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira
USD / $	United States Dollar

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
PO	Principal Only

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2010 through January 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $896,924,417.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at the close of the reporting period was $25,935, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivatives contracts (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $709,895,617 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

FORWARD CURRENCY CONTRACTS at 1/31/11 (aggregate face value $475,725,613) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	2/16/11	$3,684,219	$3,758,515	$(74,296)

	Brazilian Real	Buy	2/16/11	2,147,335	2,144,641	2,694

	British Pound	Buy	2/16/11	1,456,754	1,453,274	3,480

	Canadian Dollar	Sell	2/16/11	2,055,405	2,057,166	1,761

	Chilean Peso	Buy	2/16/11	1,362,340	1,361,493	847

	Czech Koruna	Buy	2/16/11	1,998,743	1,961,048	37,695

	Euro	Buy	2/16/11	1,064,008	1,062,513	1,495

	Japanese Yen	Sell	2/16/11	1,621,822	1,611,708	(10,114)

	Mexican Peso	Buy	2/16/11	841,019	831,512	9,507

	Norwegian Krone	Buy	2/16/11	3,701,202	3,645,534	55,668

	Singapore Dollar	Sell	2/16/11	2,839,767	2,810,345	(29,422)

	South Korean Won	Buy	2/16/11	2,470,667	2,477,944	(7,277)

	Swedish Krona	Buy	2/16/11	2,527,101	2,435,142	91,959

	Swiss Franc	Sell	2/16/11	5,368,440	5,358,200	(10,240)

	Taiwan Dollar	Sell	2/16/11	947,170	939,569	(7,601)

	Turkish Lira (New)	Sell	2/16/11	1,324,493	1,324,870	377

Barclays Bank PLC

	Australian Dollar	Buy	2/16/11	2,065,341	2,106,452	(41,111)

	Brazilian Real	Buy	2/16/11	1,986,900	1,978,614	8,286

	British Pound	Sell	2/16/11	5,962,405	5,875,203	(87,202)

	Canadian Dollar	Sell	2/16/11	2,540,249	2,560,723	20,474

	Chilean Peso	Sell	2/16/11	53,563	51,883	(1,680)

	Czech Koruna	Buy	2/16/11	2,133,256	2,089,234	44,022

	Euro	Sell	2/16/11	26,426	26,454	28

	Hungarian Forint	Sell	2/16/11	1,949,811	1,867,419	(82,392)

	Indian Rupee	Buy	2/17/11	1,115,551	1,124,806	(9,255)

	Japanese Yen	Sell	2/16/11	6,913,245	6,878,830	(34,415)

	Mexican Peso	Buy	2/16/11	1,796,772	1,798,575	(1,803)

	New Zealand Dollar	Sell	2/16/11	948,820	950,288	1,468

	Norwegian Krone	Buy	2/16/11	1,038,905	1,034,061	4,844

	Philippines Peso	Buy	2/16/11	1,121,695	1,123,147	(1,452)

	Polish Zloty	Buy	2/16/11	1,978,757	1,930,589	48,168

	Singapore Dollar	Sell	2/16/11	192,615	190,853	(1,762)

	South Korean Won	Buy	2/16/11	3,205,985	3,210,264	(4,279)

	Swedish Krona	Buy	2/16/11	1,678,157	1,615,658	62,499

	Swiss Franc	Sell	2/16/11	4,307,533	4,236,073	(71,460)

	Taiwan Dollar	Sell	2/16/11	28,992	29,057	65

	Thai Baht	Buy	2/16/11	1,114,328	1,111,220	3,108

	Turkish Lira (New)	Buy	2/16/11	236,219	246,295	(10,076)

Citibank, N.A.

	Australian Dollar	Buy	2/16/11	5,097,090	5,195,681	(98,591)

	Brazilian Real	Sell	2/16/11	418,496	416,925	(1,571)

	British Pound	Buy	2/16/11	1,767,748	1,708,659	59,089

	Canadian Dollar	Buy	2/16/11	786,654	795,014	(8,360)

FORWARD CURRENCY CONTRACTS at 1/31/11 (aggregate face value $475,725,613) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	Chilean Peso	Sell	2/16/11	$510,990	$502,035	$(8,955)

	Czech Koruna	Buy	2/16/11	738,249	698,137	40,112

	Danish Krone	Buy	2/16/11	491,123	472,956	18,167

	Euro	Sell	2/16/11	6,269,170	6,106,041	(163,129)

	Hungarian Forint	Sell	2/16/11	44,608	42,782	(1,826)

	Japanese Yen	Sell	2/16/11	8,074,083	8,074,981	898

	Mexican Peso	Buy	2/16/11	1,833,640	1,832,713	927

	New Zealand Dollar	Buy	2/16/11	33,919	33,450	469

	Norwegian Krone	Buy	2/16/11	1,136,438	1,127,673	8,765

	Polish Zloty	Buy	2/16/11	4,716,385	4,620,075	96,310

	Singapore Dollar	Sell	2/16/11	1,890,599	1,876,074	(14,525)

	South African Rand	Sell	2/16/11	46,294	48,496	2,202

	South Korean Won	Buy	2/16/11	3,606,489	3,595,296	11,193

	Swedish Krona	Buy	2/16/11	731,928	734,071	(2,143)

	Swiss Franc	Sell	2/16/11	590,864	597,708	6,844

	Taiwan Dollar	Sell	2/16/11	33,884	33,728	(156)

	Turkish Lira (New)	Buy	2/16/11	619,009	643,971	(24,962)

Credit Suisse AG

	Australian Dollar	Buy	2/16/11	3,581,166	3,652,791	(71,625)

	Brazilian Real	Buy	2/16/11	1,335,886	1,330,077	5,809

	British Pound	Sell	2/16/11	2,258,353	2,255,217	(3,136)

	Canadian Dollar	Sell	2/16/11	3,251,662	3,247,648	(4,014)

	Czech Koruna	Buy	2/16/11	2,688,441	2,679,596	8,845

	Euro	Sell	2/16/11	4,567,935	4,572,910	4,975

	Indian Rupee	Buy	2/17/11	1,109,606	1,109,335	271

	Japanese Yen	Sell	2/16/11	3,680,348	3,701,783	21,435

	Malaysian Ringgit	Buy	2/16/11	1,820,564	1,815,327	5,237

	Norwegian Krone	Sell	2/16/11	4,213,200	4,188,224	(24,976)

	Polish Zloty	Buy	2/16/11	1,389,722	1,378,405	11,317

	South African Rand	Buy	2/16/11	423,660	453,340	(29,680)

	South Korean Won	Buy	2/16/11	3,584,809	3,587,591	(2,782)

	Swedish Krona	Buy	2/16/11	1,838,817	1,764,484	74,333

	Swiss Franc	Sell	2/16/11	5,903,874	5,972,189	68,315

	Taiwan Dollar	Sell	2/16/11	23,965	23,875	(90)

	Turkish Lira (New)	Sell	2/16/11	466,652	466,785	133

Deutsche Bank AG

	Australian Dollar	Buy	2/16/11	1,539,323	1,536,028	3,295

	Brazilian Real	Buy	2/16/11	1,031,824	1,030,529	1,295

	Canadian Dollar	Buy	2/16/11	589,142	594,632	(5,490)

	Chilean Peso	Buy	2/16/11	451,811	451,490	321

	Czech Koruna	Buy	2/16/11	1,860,365	1,851,467	8,898

	Euro	Buy	2/16/11	2,490,170	2,470,104	20,066

	Hungarian Forint	Sell	2/16/11	1,378,414	1,376,782	(1,632)

	Malaysian Ringgit	Buy	2/16/11	2,046,205	2,037,998	8,207

FORWARD CURRENCY CONTRACTS at 1/31/11 (aggregate face value $475,725,613) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG cont.

	Mexican Peso	Buy	2/16/11	$847,230	$840,513	$6,717

	New Zealand Dollar	Sell	2/16/11	951,056	939,154	(11,902)

	Norwegian Krone	Buy	2/16/11	4,763,820	4,713,258	50,562

	Peruvian New Sol	Sell	2/16/11	1,890,181	1,867,794	(22,387)

	Philippines Peso	Buy	2/16/11	1,128,172	1,124,046	4,126

	Polish Zloty	Buy	2/16/11	4,285,985	4,200,697	85,288

	Singapore Dollar	Sell	2/16/11	1,901,773	1,885,191	(16,582)

	South Korean Won	Buy	2/16/11	2,396,487	2,402,425	(5,938)

	Swedish Krona	Buy	2/16/11	2,093,554	2,015,052	78,502

	Swiss Franc	Sell	2/16/11	4,325,551	4,253,703	(71,848)

	Taiwan Dollar	Sell	2/16/11	11,414	11,329	(85)

	Turkish Lira (New)	Buy	2/16/11	654,906	676,629	(21,723)

Goldman Sachs International

	Australian Dollar	Buy	2/16/11	6,541,325	6,667,654	(126,329)

	British Pound	Buy	2/16/11	888,440	880,430	8,010

	Canadian Dollar	Buy	2/16/11	1,886,951	1,904,105	(17,154)

	Chilean Peso	Sell	2/16/11	42,192	41,569	(623)

	Euro	Sell	2/16/11	6,512,751	6,359,788	(152,963)

	Hungarian Forint	Sell	2/16/11	2,289,066	2,271,808	(17,258)

	Japanese Yen	Buy	2/16/11	611,554	615,120	(3,566)

	Norwegian Krone	Buy	2/16/11	2,494,698	2,474,014	20,684

	Polish Zloty	Buy	2/16/11	1,096,492	1,071,220	25,272

	South African Rand	Buy	2/16/11	190,649	197,895	(7,246)

	Swedish Krona	Buy	2/16/11	1,705,667	1,636,631	69,036

	Swiss Franc	Sell	2/16/11	4,315,694	4,205,829	(109,865)

HSBC Bank USA, National Association

	Australian Dollar	Buy	2/16/11	8,402,678	8,569,933	(167,255)

	British Pound	Sell	2/16/11	6,753,413	6,639,710	(113,703)

	Euro	Sell	2/16/11	7,769,816	7,587,868	(181,948)

	Japanese Yen	Sell	2/16/11	501,920	505,104	3,184

	Norwegian Krone	Sell	2/16/11	1,574,236	1,560,929	(13,307)

	Philippines Peso	Buy	2/16/11	1,128,172	1,124,299	3,873

	Singapore Dollar	Sell	2/16/11	1,910,994	1,892,909	(18,085)

	South Korean Won	Buy	2/16/11	2,428,378	2,435,735	(7,357)

	Swiss Franc	Sell	2/16/11	2,756,660	2,788,379	31,719

	Taiwan Dollar	Sell	2/16/11	80,065	79,708	(357)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	2/16/11	2,573,238	2,594,712	(21,474)

	Brazilian Real	Buy	2/16/11	1,318,000	1,310,786	7,214

	British Pound	Buy	2/16/11	2,582,325	2,581,331	994

	Canadian Dollar	Sell	2/16/11	404,511	407,353	2,842

	Chilean Peso	Buy	2/16/11	1,423,774	1,421,610	2,164

	Czech Koruna	Buy	2/16/11	1,951,642	1,919,917	31,725

	Euro	Sell	2/16/11	3,905,241	3,812,935	(92,306)

FORWARD CURRENCY CONTRACTS at 1/31/11 (aggregate face value $475,725,613) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	Hungarian Forint	Sell	2/16/11	$835,792	$801,437	$(34,355)

	Japanese Yen	Sell	2/16/11	7,477,169	7,518,830	41,661

	Malaysian Ringgit	Buy	2/16/11	1,599,753	1,592,819	6,934

	Mexican Peso	Buy	2/16/11	1,401,158	1,400,874	284

	New Zealand Dollar	Sell	2/16/11	1,012,265	998,311	(13,954)

	Norwegian Krone	Buy	2/16/11	1,191,162	1,180,922	10,240

	Peruvian New Sol	Sell	2/16/11	415,560	410,038	(5,522)

	Polish Zloty	Sell	2/16/11	3,836,590	3,737,427	(99,163)

	Singapore Dollar	Sell	2/16/11	1,982,101	1,963,845	(18,256)

	South African Rand	Sell	2/16/11	443,209	443,240	31

	South Korean Won	Buy	2/16/11	3,625,539	3,630,066	(4,527)

	Swedish Krona	Sell	2/16/11	91,877	89,708	(2,169)

	Swiss Franc	Sell	2/16/11	547,623	547,769	146

	Taiwan Dollar	Sell	2/16/11	975,032	971,191	(3,841)

	Thai Baht	Buy	2/16/11	1,119,986	1,123,937	(3,951)

	Turkish Lira (New)	Sell	2/16/11	428,143	428,345	202

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	2/16/11	3,536,261	3,523,649	12,612

	Brazilian Real	Buy	2/16/11	2,253,155	2,244,421	8,734

	British Pound	Sell	2/16/11	1,474,859	1,471,677	(3,182)

	Canadian Dollar	Buy	2/16/11	1,243,388	1,256,280	(12,892)

	Czech Koruna	Buy	2/16/11	1,913,257	1,882,470	30,787

	Euro	Sell	2/16/11	3,538,705	3,456,200	(82,505)

	Hungarian Forint	Sell	2/16/11	2,439,958	2,384,479	(55,479)

	Japanese Yen	Sell	2/16/11	10,361,319	10,381,022	19,703

	Malaysian Ringgit	Buy	2/16/11	1,820,597	1,814,946	5,651

	Norwegian Krone	Buy	2/16/11	6,846,750	6,741,932	104,818

	Polish Zloty	Buy	2/16/11	1,611,636	1,595,248	16,388

	Singapore Dollar	Sell	2/16/11	1,802,301	1,784,371	(17,930)

	South African Rand	Sell	2/16/11	270,496	274,448	3,952

	South Korean Won	Buy	2/16/11	3,594,597	3,611,771	(17,174)

	Swedish Krona	Buy	2/16/11	2,393,781	2,400,920	(7,139)

	Swiss Franc	Sell	2/16/11	3,863,034	3,789,744	(73,290)

	Taiwan Dollar	Sell	2/16/11	795,281	795,588	307

	Turkish Lira (New)	Sell	2/16/11	122,309	125,149	2,840

State Street Bank and Trust Co.

	Australian Dollar	Buy	2/16/11	2,466,899	2,477,030	(10,131)

	Brazilian Real	Buy	2/16/11	2,249,148	2,236,678	12,470

	British Pound	Sell	2/16/11	4,658,023	4,599,740	(58,283)

	Canadian Dollar	Buy	2/16/11	1,110,582	1,120,729	(10,147)

	Euro	Buy	2/16/11	1,237,212	1,227,259	9,953

	Hungarian Forint	Sell	2/16/11	2,804,139	2,770,875	(33,264)

	Japanese Yen	Sell	2/16/11	9,423,411	9,441,508	18,097

	Malaysian Ringgit	Buy	2/16/11	2,050,024	2,042,332	7,692

FORWARD CURRENCY CONTRACTS at 1/31/11 (aggregate face value $475,725,613) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Mexican Peso	Buy	2/16/11	$909,055	$901,846	$7,209

	Norwegian Krone	Buy	2/16/11	2,660,619	2,649,480	11,139

	Philippines Peso	Buy	2/16/11	1,128,172	1,124,551	3,621

	Polish Zloty	Buy	2/16/11	3,771,292	3,718,633	52,659

	Swedish Krona	Buy	2/16/11	2,435,891	2,443,031	(7,140)

	Swiss Franc	Sell	2/16/11	1,168,481	1,164,146	(4,335)

	Taiwan Dollar	Sell	2/16/11	986,577	979,899	(6,678)

	Thai Baht	Buy	2/16/11	1,119,992	1,123,579	(3,587)

UBS AG

	Australian Dollar	Buy	2/16/11	2,439,518	2,478,399	(38,881)

	British Pound	Sell	2/16/11	5,455,777	5,394,307	(61,470)

	Canadian Dollar	Sell	2/16/11	428,775	431,171	2,396

	Czech Koruna	Buy	2/16/11	1,774,907	1,760,751	14,156

	Euro	Sell	2/16/11	2,861,908	2,864,954	3,046

	Hungarian Forint	Sell	2/16/11	2,287,685	2,231,925	(55,760)

	Indian Rupee	Buy	2/17/11	1,115,551	1,124,314	(8,763)

	Japanese Yen	Sell	2/16/11	6,013,777	5,966,197	(47,580)

	Mexican Peso	Buy	2/16/11	1,983,458	1,982,123	1,335

	Norwegian Krone	Buy	2/16/11	3,414,537	3,420,549	(6,012)

	Polish Zloty	Buy	2/16/11	3,566,389	3,593,773	(27,384)

	South African Rand	Buy	2/16/11	66,412	71,023	(4,611)

	Swedish Krona	Sell	2/16/11	607,706	599,324	(8,382)

	Swiss Franc	Sell	2/16/11	7,702,857	7,659,544	(43,313)

	Thai Baht	Buy	2/16/11	1,114,328	1,113,737	591

Westpac Banking Corp.

	Australian Dollar	Buy	2/16/11	6,262,336	6,289,774	(27,438)

	British Pound	Sell	2/16/11	6,688,859	6,660,342	(28,517)

	Canadian Dollar	Sell	2/16/11	4,557,260	4,611,002	53,742

	Euro	Sell	2/16/11	19,887,208	19,527,857	(359,351)

	Japanese Yen	Sell	2/16/11	1,777,983	1,789,085	11,102

	New Zealand Dollar	Sell	2/16/11	1,396,557	1,392,283	(4,274)

	Norwegian Krone	Buy	2/16/11	1,035,896	1,028,231	7,665

	Swedish Krona	Buy	2/16/11	2,861,254	2,757,234	104,020

	Swiss Franc	Sell	2/16/11	4,117,595	4,120,007	2,412

Total						$(1,558,691)

FUTURES CONTRACTS OUTSTANDING at 1/31/11 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Short)	21	$14,838,852	Mar-11	$(9,149)

Canadian Government Bond
10 yr (Long)	434	52,563,763	Mar-11	(326,152)

Euro-Bobl 5 yr (Short)	8	1,279,833	Mar-11	26,704

Euro-Bund 10 yr (Long)	374	63,376,448	Mar-11	(755,477)

Euro-Schatz 2 yr (Short)	421	62,309,393	Mar-11	421,739

Japanese Government Bond
10 yr (Short)	17	29,023,227	Mar-11	(46,792)

Japanese Government Bond
10 yr Mini (Long)	13	2,219,106	Mar-11	(9,574)

U.K. Gilt 10 yr (Long)	711	133,674,820	Mar-11	(1,139,478)

U.S. Treasury Bond 20 yr (Short)	232	27,985,000	Mar-11	(206,128)

U.S. Treasury Bond 30 yr (Long)	1,826	224,883,313	Mar-11	(12,521,970)

U.S. Treasury Note 5 yr (Long)	69	8,170,570	Mar-11	79,650

U.S. Treasury Note 10 yr (Short)	10	1,207,969	Mar-11	3,106

Total				$(14,483,521)

WRITTEN OPTIONS OUTSTANDING at 1/31/11 (premiums received $83,076,937) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.49% versus the three
month USD-LIBOR-BBA maturing August 17, 2021.	$24,738,000	Aug-11/4.49	$1,804,390

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	45,798,000	Jul-11/4.525	3,499,738

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	16,701,000	Aug-11/4.475	172,688

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	16,701,000	Aug-11/4.475	1,198,965

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	12,369,000	Aug-11/4.55	112,311

Option on an interest rate swap with Citibank, N.A. for the
obligation to receive a fixed rate of 4.49% versus the three
month USD-LIBOR-BBA maturing August 17, 2021.	24,738,000	Aug-11/4.49	173,166

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	12,369,000	Aug-11/4.55	954,887

WRITTEN OPTIONS OUTSTANDING at 1/31/11 (premiums received $83,076,937) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	$24,616,000	Aug-11/4.765	$156,558

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	24,616,000	Aug-11/4.765	2,289,042

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	27,401,000	Aug-11/4.70	178,929

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	27,401,000	Aug-11/4.70	2,428,551

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	68,697,000	Jul-11/4.745	366,464

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	68,697,000	Jul-11/4.745	6,380,926

Option on an interest rate swap with Citibank, N.A. for the
obligation to receive a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	21,475,000	Jul-11/4.5475	150,325

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	42,950,000	Jul-11/4.52	324,702

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	45,798,000	Jul-11/4.525	343,027

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	45,798,000	Jul-11/4.46	382,413

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	21,475,000	Jul-11/4.5475	1,675,050

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	42,950,000	Jul-11/4.52	3,264,200

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	45,798,000	Jul-11/4.46	3,284,238

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	7,284,400	Aug-15/4.375	1,233,395

WRITTEN OPTIONS OUTSTANDING at 1/31/11 (premiums received $83,076,937) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 3.11%
versus the three month USD-LIBOR-BBA maturing
February 9, 2021.	$145,246,400	Feb-11/3.11	$8,715

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	7,284,400	Aug-15/4.375	545,165

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 7, 2045.	7,284,400	Aug-15/4.46	576,852

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 7, 2045.	7,284,400	Aug-15/4.46	1,178,470

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 3.89% versus the three month USD-LIBOR-BBA
maturing April 28, 2021.	37,460,930	Apr-11/3.89	360,231

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 3.04%
versus the three month USD-LIBOR-BBA maturing
February 9, 2021.	145,246,400	Feb-11/3.04	2,905

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 3.11% versus the three month USD-LIBOR-BBA
maturing February 9, 2021.	145,246,400	Feb-11/3.11	4,751,010

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 3.04% versus the three month USD-LIBOR-BBA
maturing February 9, 2021.	145,246,400	Feb-11/3.04	5,631,203

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.04%
versus the three month USD-LIBOR-BBA maturing
September 11, 2025.	96,509,800	Sep-15/4.04	3,264,927

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 11, 2025.	96,509,800	Sep-15/4.04	10,947,107

Option on an interest rate swap with Barclays Bank PLC
for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	4,389,140	Feb-15/5.36	250,181

Option on an interest rate swap with Barclays Bank PLC for
the obligation to pay a fixed rate of 5.36% versus the three
month USD-LIBOR-BBA maturing February 13, 2025.	4,389,140	Feb-15/5.36	342,792

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	14,006,560	Feb-15/5.27	836,332

WRITTEN OPTIONS OUTSTANDING at 1/31/11 (premiums received $83,076,937) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	$14,006,560	Feb-15/5.27	$1,040,547

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.82%
versus the three month USD-LIBOR-BBA maturing
September 12, 2018.	38,999,000	Sep-13/4.82	2,021,257

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	19,551,000	May-12/5.51	2,476,619

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	14,182,400	Apr-12/4.8675	286,788

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	14,182,400	Apr-12/4.8675	1,209,104

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 0.70175% versus the six month CHF-LIBOR-BBA
maturing January 23, 2014.	CHF 36,660,000	Jan-12/0.70175	26,760

Option on an interest rate swap with UBS AG for the
obligation to pay a fixed rate of 0.722% versus the six
month CHF-LIBOR-BBA maturing January 23, 2014.	CHF 36,660,000	Jan-12/0.722	69,928

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
0.578% versus the six month CHF-LIBOR-BBA maturing
December 24, 2013.	CHF 36,660,000	Dec-11/0.578	12,077

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
0.602% versus the six month CHF-LIBOR-BBA maturing
December 22, 2013.	CHF 36,660,000	Dec-11/0.602	14,344

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.7375%
versus the three month USD-LIBOR-BBA maturing
March 9, 2021.	$86,365,500	Mar-11/4.7375	1,727

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.665% versus the three month USD-LIBOR-BBA
maturing March 8, 2021.	86,365,500	Mar-11/4.665	1,727

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.82% versus the three month USD-LIBOR-BBA
maturing September 12, 2018.	38,999,000	Sep-13/4.82	893,758

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	19,551,000	May-12/5.51	238,504

Total		$67,362,995

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/11 (Unaudited)

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
GBP	5,540,000 E	$—	12/7/30	6 month GBP-
				LIBOR-BBA	4.93%	$16,423

GBP	3,500,000	—	12/8/20	3.685%	6 month GBP-
					LIBOR-BBA	35,274

GBP	5,530,000 E	—	12/8/30	6 month GBP-
				LIBOR-BBA	4.9675%	34,027

GBP	8,127,000	—	12/9/20	3.63%	6 month GBP-
					LIBOR-BBA	144,314

GBP	13,000,000 E	—	12/9/30	6 month GBP-
				LIBOR-BBA	4.85643%	(42,496)

AUD	7,430,000	—	12/21/20	6.0975%	6 month AUD-
					BBR-BBSW	(57,428)

AUD	17,220,000	—	9/17/15	6 month AUD-
				BBR-BBSW	5.38%	(176,201)

AUD	8,810,000	—	9/17/20	5.5725%	6 month AUD-
					BBR-BBSW	249,312

AUD	8,780,000	—	9/22/20	5.685%	6 month AUD-
					BBR-BBSW	181,897

AUD	17,190,000	—	9/22/15	6 month AUD-
				BBR-BBSW	5.56%	(57,451)

AUD	24,190,000	—	9/29/15	6 month AUD-
				BBR-BBSW	5.5275%	(122,753)

AUD	13,970,000	—	9/29/20	5.63%	6 month AUD-
					BBR-BBSW	352,487

GBP	19,410,000	—	6/15/15	2.59%	6 month GBP-
					LIBOR-BBA	130,804

	$121,793,800	72,868	7/23/15	1.90%	3 month USD-
					LIBOR-BBA	353,958

GBP	42,740,000	—	1/21/13	1.815%	6 month GBP-
					LIBOR-BBA	(111,710)

Barclays Bank PLC
AUD	9,340,000 E	—	2/4/20	6 month AUD-
				BBR-BBSW	6.8%	138,325

AUD	9,910,000	—	10/1/15	6 month AUD-
				BBR-BBSW	5.43%	(89,546)

	$53,546,600 E	—	3/9/21	4.2375%	3 month USD-
					LIBOR-BBA	(3,315,070)

AUD	18,840,000	—	5/24/15	5.505%	6 month AUD-
					BBR-BBSW	97,559

AUD	8,120,000	—	7/27/15	5.435%	6 month AUD-
					BBR-BBSW	69,502

	$14,466,300	161,205	10/28/30	3 month USD-
				LIBOR-BBA	3.38%	(1,290,583)

	1,426,800	(1,059)	10/28/12	0.52%	3 month USD-
					LIBOR-BBA	1,067

	289,133,100	50,460	11/3/13	0.73%	3 month USD-
					LIBOR-BBA	3,028,648

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/11 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
	$37,697,300	$(36,165)	11/3/15	3 month USD-
				LIBOR-BBA	1.43%	$(1,062,636)

AUD	16,000,000	—	8/26/15	6 month AUD-
				BBR-BBSW	5.025%	(392,127)

GBP	22,720,000	—	1/18/21	3.7875%	6 month GBP-
					LIBOR-BBA	56,623

GBP	17,100,000	—	1/25/13	1.61625%	6 month GBP-
					LIBOR-BBA	66,210

GBP	42,740,000	—	1/25/13	1.61%	6 month GBP-
					LIBOR-BBA	173,786

GBP	9,830,000	—	1/25/21	6 month GBP-
				LIBOR-BBA	3.72%	(125,021)

	$117,330,500	17,423	1/28/21	3.41%	3 month USD-
					LIBOR-BBA	611,075

	21,611,100	(11,531)	1/28/41	3 month USD-
				LIBOR-BBA	4.21%	(355,428)

	120,517,400	—	2/1/15	3 month USD-
				LIBOR-BBA	1.71375%	(161,493)

	17,649,500	—	2/1/16	2.154%	3 month USD-
					LIBOR-BBA	30,004

EUR	39,514,000	—	11/5/20	2.708%	6 month EUR-
					EURIBOR-
					REUTERS	3,124,252

	$31,965,801	—	11/8/25	3.2175%	3 month USD-
					LIBOR-BBA	2,551,072

	81,052,507	—	11/8/15	3 month USD-
				LIBOR-BBA	1.315%	(2,704,122)

	1,391,003	—	11/8/25	3.215%	3 month USD-
					LIBOR-BBA	111,422

	2,387,125	—	11/8/15	3 month USD-
				LIBOR-BBA	1.30%	(81,370)

	102,125,100	—	11/9/15	3 month USD-
				LIBOR-BBA	1.355%	(3,212,864)

	41,106,000	—	11/10/40	3 month USD-
				LIBOR-BBA	3.7575%	(3,543,508)

	126,544,300	—	11/10/20	2.71%	3 month USD-
					LIBOR-BBA	7,200,502

	91,304,800	—	11/10/15	3 month USD-
				LIBOR-BBA	1.40%	(2,684,227)

	90,120,700	—	11/12/15	3 month USD-
				LIBOR-BBA	1.4125%	(2,613,772)

	40,148,600	—	11/12/40	3 month USD-
				LIBOR-BBA	3.745%	(3,556,141)

AUD	14,770,000	—	12/8/20	6 month AUD-
				BBR-BBSW	5.93%	(70,757)

AUD	14,770,000	—	12/22/15	5.895%	6 month AUD-
					BBR-BBSW	(123,587)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/11 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A.
	$29,921,400	$(9,467)	6/28/19	3 month USD-
				LIBOR-BBA	3.04%	$(292,636)

GBP	127,480,000	—	7/1/12	6 month GBP-
				LIBOR-BBA	1.43%	(27,402)

GBP	102,000,000	—	7/1/15	2.45%	6 month GBP-
					LIBOR-BBA	1,888,282

GBP	30,260,000	—	7/1/20	6 month GBP-
				LIBOR-BBA	3.3675%	(1,440,568)

	$336,551,700	64,474	7/9/20	3 month USD-
				LIBOR-BBA	3.01%	(9,853,507)

	73,758,500	—	9/24/20	2.5875%	3 month USD-
					LIBOR-BBA	4,540,567

	70,406,100	—	11/8/15	3 month USD-
				LIBOR-BBA	1.305%	(2,382,941)

	105,086,300	—	11/8/20	2.635%	3 month USD-
					LIBOR-BBA	6,653,987

	45,352,100	—	11/9/40	3 month USD-
				LIBOR-BBA	3.747%	(3,987,431)

SEK	58,660,000	—	11/23/20	3.25%	3 month SEK-
					STIBOR-SIDE	338,448

	$200,540,800	(55,180)	12/10/12	0.81%	3 month USD-
					LIBOR-BBA	(488,871)

	51,600,000	—	12/14/20	3.3975%	3 month USD-
					LIBOR-BBA	35,853

	20,671,900	—	1/14/41	3 month USD-
				LIBOR-BBA	4.240625%	(187,681)

	97,732,500	300,828	1/28/16	3 month USD-
				LIBOR-BBA	2.17%	248,738

	80,869,500	(479,049)	1/28/21	3.41%	3 month USD-
					LIBOR-BBA	(69,878)

	135,146,500	—	2/1/15	3 month USD-
				LIBOR-BBA	1.712%	(189,205)

	36,916,200	—	2/1/16	2.155%	3 month USD-
					LIBOR-BBA	61,281

	71,467,400	—	2/1/18	3 month USD-
				LIBOR-BBA	2.83%	(185,815)

	30,884,800	—	2/1/19	3.0775%	3 month USD-
					LIBOR-BBA	84,316

	25,540,400	—	2/1/22	3.5775%	3 month USD-
					LIBOR-BBA	85,305

	13,316,900	—	2/1/31	4.127%	3 month USD-
					LIBOR-BBA	81,366

Credit Suisse International
CHF	13,250,000	—	12/14/20	2.1075%	6 month CHF-
					LIBOR-BBA	96,337

	$31,400,000	—	12/17/40	4.334%	3 month USD-
					LIBOR-BBA	(321,265)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/11 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
CHF	63,900,000	$—	1/28/13	0.675%	6 month CHF-
					LIBOR-BBA	$(2,680)

	$185,341,000	—	2/1/20	3.265%	3 month USD-
					LIBOR-BBA	672,788

	522,936,300	—	2/1/21	3 month USD-
				LIBOR-BBA	3.428%	(2,070,828)

	42,297,300	(368,992)	2/1/41	4.29%	3 month USD-
					LIBOR-BBA	(263,249)

	11,942,800	(48,435)	2/1/21	3.47%	3 month USD-
					LIBOR-BBA	(44,971)

CHF	16,850,000	—	7/28/15	1.27%	6 month CHF-
					LIBOR-BBA	(13,396)

MXN	78,540,000	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	(311,469)

	$107,474,800	29,151	11/3/12	3 month USD-
				LIBOR-BBA	0.50%	(274,210)

	70,406,100	—	11/8/15	3 month USD-
				LIBOR-BBA	1.31125%	(2,361,508)

	31,977,400	—	11/17/40	3.95%	3 month USD-
					LIBOR-BBA	1,704,744

CHF	63,900,000	—	5/20/12	0.62833%	6 month CHF-
					LIBOR-BBA	(462,879)

	$280,026,700	(152,782)	7/8/20	3 month USD-
				LIBOR-BBA	3.06%	(7,220,725)

GBP	31,290,000	—	7/9/15	2.425%	6 month GBP-
					LIBOR-BBA	661,131

GBP	17,300,000	—	7/9/20	6 month GBP-
				LIBOR-BBA	3.3725%	(829,722)

Deutsche Bank AG
	$299,248,000	(369,843)	2/3/14	2.25%	3 month USD-
					LIBOR-BBA	(12,166,543)

	68,855,500	(164,628)	3/10/18	3.41%	3 month USD-
					LIBOR-BBA	(3,377,490)

	382,236,600	(639,867)	4/30/14	2.24%	3 month USD-
					LIBOR-BBA	(13,320,945)

	202,132,100	(5,733)	11/3/12	0.50%	3 month USD-
					LIBOR-BBA	575,060

	62,228,300	—	11/5/20	3 month USD-
				LIBOR-BBA	2.6675%	(3,737,220)

	17,537,551	—	11/8/25	3.224%	3 month USD-
					LIBOR-BBA	1,382,664

	330,685,200	774,662	7/27/20	3 month USD-
				LIBOR-BBA	2.94%	(11,588,205)

MXN	78,540,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	(284,375)

	$172,333,600	30,384	12/31/14	1.91%	3 month USD-
					LIBOR-BBA	(1,580,170)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/11 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
	$11,280,300	$2,565	12/31/20	3 month USD-
				LIBOR-BBA	3.55%	$127,074

	29,000,000	—	12/31/40	3 month USD-
				LIBOR-BBA	4.1342%	(732,226)

	303,397,000	(24,197)	1/5/13	0.79%	3 month USD-
					LIBOR-BBA	(270,994)

	233,211,400	—	1/14/13	0.85625%	3 month USD-
					LIBOR-BBA	(432,088)

	69,292,000	(40,931)	1/27/16	2.23%	3 month USD-
					LIBOR-BBA	(210,385)

	55,721,100	—	12/3/15	1.905%	3 month USD-
					LIBOR-BBA	417,160

EUR	54,940,000	—	12/23/20	3.325%	6 month EUR-
					EURIBOR-
					REUTERS	629,223

	$110,422,100	—	2/1/20	3.27%	3 month USD-
					LIBOR-BBA	356,663

	22,735,600	—	2/1/26	3 month USD-
				LIBOR-BBA	3.933%	(117,770)

	8,253,800	—	2/1/41	4.266%	3 month USD-
					LIBOR-BBA	54,888

	26,048,000	—	10/5/21	3 month USD-
				LIBOR-BBA	3.52057%	173,661

Goldman Sachs International
AUD	4,450,000 E	—	2/23/20	6 month AUD-
				BBR-BBSW	6.6925%	49,173

AUD	13,330,000 E	—	2/23/20	6 month AUD-
				BBR-BBSW	6.7%	150,621

	$60,987,300	210,408	4/8/16	3.28%	3 month USD-
					LIBOR-BBA	(3,482,392)

SEK	36,900,000	—	12/10/20	3.5775%	3 month SEK-
					STIBOR-SIDE	65,818

CHF	55,520,000	—	12/15/12	0.538%	6 month CHF-
					LIBOR-BBA	77,093

	$161,417,100	(38,155)	1/5/13	0.79%	3 month USD-
					LIBOR-BBA	(169,459)

	67,498,500	—	7/20/20	3 month USD-
				LIBOR-BBA	2.96375%	(2,333,116)

	29,201,400	—	7/20/40	3.7275%	3 month USD-
					LIBOR-BBA	2,840,773

	363,644,500	(40,482)	10/1/12	0.59%	3 month USD-
					LIBOR-BBA	(302,724)

	12,605,200	(3,104)	10/1/13	0.84%	3 month USD-
					LIBOR-BBA	51,924

	98,485,200	—	8/12/15	3 month USD-
				LIBOR-BBA	1.665%	(675,256)

	24,642,800	—	8/12/40	3.68%	3 month USD-
					LIBOR-BBA	2,219,752

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/11 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
AUD	17,210,000	$—	9/20/15	6 month AUD-
				BBR-BBSW	5.39%	$(171,116)

AUD	8,800,000	—	9/20/20	5.5775%	6 month AUD-
					BBR-BBSW	246,948

AUD	8,460,000 E	—	2/5/20	6 month AUD-
				BBR-BBSW	6.71%	99,474

GBP	10,990,000	—	1/21/21	3.81%	6 month GBP-
					LIBOR-BBA	(1,035)

	$52,136,700	(39,968)	1/27/41	4.29%	3 month USD-
					LIBOR-BBA	61,991

	127,362,900	—	2/1/20	3.266%	3 month USD-
					LIBOR-BBA	452,138

	34,103,400	—	2/1/26	3 month USD-
				LIBOR-BBA	3.934%	(172,904)

	12,380,800	—	2/1/41	4.271%	3 month USD-
					LIBOR-BBA	71,685

JPMorgan Chase Bank, N.A.
AUD	18,840,000	—	3/1/15	5.6%	6 month AUD-
					BBR-BBSW	(62,283)

AUD	14,130,000	—	3/2/15	5.6515%	6 month AUD-
					BBR-BBSW	(70,679)

JPY	2,287,000,000	—	12/7/20	1.25%	6 month JPY-
					LIBOR-BBA	(55,936)

	$2,616,500	—	12/20/40	4.355%	3 month USD-
					LIBOR-BBA	(35,420)

	3,220,000	—	12/21/40	4.235%	3 month USD-
					LIBOR-BBA	23,953

	53,546,600 E	—	3/8/21	4.165%	3 month USD-
					LIBOR-BBA	(2,984,687)

GBP	9,862,400	—	12/23/20	6 month GBP-
				LIBOR-BBA	3.6245%	(203,786)

	$132,207,200	124,392	4/12/40	4.54%	3 month USD-
					LIBOR-BBA	(7,129,514)

	29,201,400	—	7/20/40	3.7225%	3 month USD-
					LIBOR-BBA	2,865,639

	4,107,300	—	7/22/40	3.75%	3 month USD-
					LIBOR-BBA	385,298

MXN	11,220,000	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	(37,958)

AUD	13,560,000	—	6/26/19	6 month AUD-
				BBR-BBSW	6.05%	95,225

JPY	3,056,730,000	—	5/25/15	0.674375%	6 month JPY-
					LIBOR-BBA	(189,576)

EUR	6,300,000	—	5/31/15	6 month EUR-
				EURIBOR-
				REUTERS	2.0975%	(110,237)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/11 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
EUR	31,420,000	$—	5/31/20	6 month EUR-
				EURIBOR-
				REUTERS	2.949%	$(826,249)

AUD	14,130,000	—	6/11/15	5.545%	6 month AUD-
					BBR-BBSW	53,229

	$96,268,600	32,675	6/21/14	1.908001%	3 month USD-
					LIBOR-BBA	(1,594,806)

MXN	57,160,000	—	8/19/20	1 month MXN-
				TIIE-BANXICO	6.615%	(323,650)

AUD	15,150,000	—	9/3/15	5.075%	6 month AUD-
					BBR-BBSW	341,926

	$34,800,000	—	10/28/20	3 month USD-
				LIBOR-BBA	2.72175%	(1,866,416)

	69,919,700	—	11/5/15	3 month USD-
				LIBOR-BBA	1.42%	(1,951,930)

	76,717,268	—	11/8/15	3 month USD-
				LIBOR-BBA	1.31%	(2,578,017)

	11,861,600	—	11/12/40	3.90%	3 month USD-
					LIBOR-BBA	729,540

	161,909,900	50,076	1/6/13	0.79%	3 month USD-
					LIBOR-BBA	(79,438)

JPY	870,000,000	—	1/24/21	6 month JPY-
				LIBOR-BBA	1.3025%	50,040

	$1,075,900	(280)	1/27/13	3 month USD-
				LIBOR-BBA	0.84%	829

	53,453,400	(7,276)	1/31/15	3 month USD-
				LIBOR-BBA	1.79%	97,560

	22,299,700	(10,864)	1/31/16	3 month USD-
				LIBOR-BBA	2.24%	51,436

	37,485,000	27,847	1/31/21	3 month USD-
				LIBOR-BBA	3.51%	167,255

	28,512,900	(58,984)	1/31/26	4.00%	3 month USD-
					LIBOR-BBA	(152,582)

	48,556,200	(89,794)	1/31/41	4.33%	3 month USD-
					LIBOR-BBA	(334,121)

	11,685,300	—	2/1/16	2.154%	3 month USD-
					LIBOR-BBA	19,865

	118,567,800	—	2/1/14	1.2425%	3 month USD-
					LIBOR-BBA	92,483

JPY	3,048,260,000	—	9/16/15	6 month JPY-
				LIBOR-BBA	0.59125%	5,997

AUD	20,720,000	—	9/16/15	6 month AUD-
				BBR-BBSW	5.375%	(216,884)

AUD	10,240,000	—	9/16/20	5.549%	6 month AUD-
					BBR-BBSW	308,364

CAD	8,100,000	—	9/21/20	3.105%	3 month CAD-
					BA-CDOR	204,303

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/11 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
JPY	799,200,000 E	$—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	$(8,088)

JPY	1,074,500,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	28,561

MXN	88,180,000	—	11/4/20	1 month MXN-
				TIIE-BANXICO	6.75%	(444,019)

	$188,486,800	—	12/3/12	0.8025%	3 month USD-
					LIBOR-BBA	(421,680)

	41,460,200	155,795	7/16/40	3.88%	3 month USD-
					LIBOR-BBA	3,092,699

	67,498,500	—	7/20/20	3 month USD-
				LIBOR-BBA	2.966%	(2,320,920)

UBS, AG
	45,751,400	—	12/9/40	4.1075%	3 month USD-
					LIBOR-BBA	1,294,775

	228,692,300	—	2/1/20	3.2675%	3 month USD-
					LIBOR-BBA	784,415

	19,834,300	—	2/1/26	3 month USD-
				LIBOR-BBA	3.931%	(107,502)

Total						$(81,757,058)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/11 (Unaudited)

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$12,834,944	1/12/38	(6.50%) 1 month	Synthetic TRS	$(19,592)
		USD-LIBOR	Index 6.50% 30
			year Fannie Mae
			pools

5,617,076	1/12/38	6.50% (1 month	Synthetic TRS	(8,574)
		USD-LIBOR)	Index 6.50% 30
			year Fannie Mae
			pools

5,822,789	1/12/39	5.50% (1 month	Synthetic TRS	(19,650)
		USD-LIBOR)	Index 5.50% 30
			year Fannie Mae
			pools

9,740,555	1/12/39	5.50% (1 month	Synthetic TRS	(32,871)
		USD-LIBOR)	Index 5.50% 30
			year Fannie Mae
			pools

9,482,981	1/12/38	(6.50%) 1 month	Synthetic TRS	(14,475)
		USD-LIBOR	Index 6.50% 30
			year Fannie Mae
			pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/11 (Unaudited) cont.

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
GBP	16,980,000	5/18/13	(3.38%)	GBP Non-revised	$454,091
				UK Retail Price
				Index

Goldman Sachs International
	$8,490,000	7/28/11	(0.685%)	USA Non Revised	81,367
				Consumer Price
				Index — Urban
				(CPI-U)

	8,490,000	7/29/11	(0.76%)	USA Non Revised	74,965
				Consumer Price
				Index — Urban
				(CPI-U)

	8,490,000	7/30/11	(0.73%)	USA Non Revised	77,472
				Consumer Price
				Index — Urban
				(CPI-U)

	5,243,263	1/12/40	(5.00%) 1 month	Synthetic TRS	(7,935)
			USD-LIBOR	Index 5.00% 30
				year Fannie Mae
				pools

	5,047,387	1/12/39	5.50% (1 month	Synthetic TRS	(17,033)
			USD-LIBOR)	Index 5.50% 30
				year Fannie Mae
				pools

	25,863,857	1/12/39	5.50% (1 month	Synthetic TRS	(87,282)
			USD-LIBOR)	Index 5.50% 30
				year Fannie Mae
				pools

JPMorgan Chase Bank, N.A.
EUR	9,615,000	8/10/12	(1.435%)	Eurostat Eurozone	144,114
				HICP excluding
				tobacco

Total					$624,597

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/11 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America, N.A.
Ford Motor Credit
Co., 7%, 10/1/13	Ba2	$—	$2,805,000	3/20/12	285 bp	$69,576

Citibank, N.A.
Lighthouse
International Co.,
SA, 8%, 4/30/14	Caa2	—	EUR 945,000	3/20/13	815 bp	(416,988)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/11 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	$(41,661)	$4,680,000	12/20/19	(100 bp)	$433,665

Ukraine (Government
of), 7.65%, 6/11/13	B2	—	2,175,000	10/20/11	194 bp	(4,780)

Deutsche Bank AG
Federal Republic of
Brazil, 12 1/4%,
3/6/30	Baa3	—	1,500,000	10/20/17	105 bp	(20,680)

General Electric
Capital Corp., 6%,
6/15/12	Aa2	—	660,000	9/20/13	109 bp	6,430

Russian Federation,
7 1/2%, 3/31/30	—	—	442,500	4/20/13	(112 bp)	(2,414)

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B2	—	EUR 935,000	9/20/13	715 bp	152,929

United Mexican
States, 7.5%, 4/8/33	Baa1	—	$2,945,000	3/20/14	56 bp	(28,259)

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B+	—	EUR 880,000	9/20/13	477 bp	96,414

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B+	—	EUR 880,000	9/20/13	535 bp	115,000

Goldman Sachs International
Lighthouse
International Co,
SA, 8%, 4/30/14	Caa2	—	EUR 815,000	3/20/13	680 bp	(384,253)

JPMorgan Chase Bank, N.A.
DJ CDX NA EM Series
10 Index	Ba1	62,677	$1,085,000	12/20/13	335 bp	100,798

DJ CDX NA HY Series
15 Version 1 Index	B+	18,881	6,042,000	12/20/15	500 bp	266,798

Republic of
Argentina, 8.28%,
12/31/33	B3	—	1,385,000	6/20/14	235 bp	(138,130)

Russian Federation,
7 1/2%, 3/31/30	Baa1	—	225,000	9/20/13	276 bp	11,892

Morgan Stanley Capital Services, Inc.
Dominican Republic,
8 5/8%, 4/20/27	—	—	2,340,000	11/20/11	(170 bp)	19,218

Freeport-McMoRan
Copper & Gold,
Inc., T/L Bank Loan	Baa1	—	2,360,500	3/20/12	44 bp	3,695

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/11 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Morgan Stanley Capital Services, Inc. cont.
Republic of
Venezuela, 9 1/4%,
9/15/27	B2	$—	$1,570,000	10/20/12	339 bp	$(122,785)

Total						$158,126

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at January 31, 2011. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer cyclicals	$219,249	$—	$3,606

Energy	—	—	4,141

Total common stocks	219,249	—	7,747

Asset-backed securities	—	100,714,260	2,770,148

Convertible bonds and notes	—	3,096,455	—

Convertible preferred stocks	—	490,392	—

Corporate bonds and notes	—	254,297,606	33,190

Foreign government bonds and notes	—	73,525,770	—

Mortgage-backed securities	—	288,552,788	3,682,847

Preferred stocks	—	422,813	—

Purchased options outstanding	—	4,193,086	—

Senior loans	—	28,063,695	—

U.S. Government and Agency Mortgage Obligations	—	2,559,460	—

U.S. Treasury Obligations	—	2,958,984	—

Warrants	—	731	59,547

Short-term investments	110,111,779	151,974,384	—

Totals by level	$110,331,028	$910,850,424	$6,553,479

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(1,558,691)	$—

Futures contracts	(14,483,521)	—	—

Written options	—	(67,362,995)	—

Interest rate swap contracts	—	(81,165,505)	—

Total return swap contracts	—	624,597	—

Credit default contracts	—	118,229	—

Totals by level	$(14,483,521)	$(149,344,365)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/11 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $882,011,473)	$917,623,152
Affiliated issuers (identified cost $110,111,779) (Note 6)	110,111,779

Dividends, interest and other receivables	11,941,642

Receivable for investments sold	34,578,019

Unrealized appreciation on swap contracts (Note 1)	58,817,285

Unrealized appreciation on forward currency contracts (Note 1)	1,906,680

Premium paid on swap contracts (Note 1)	2,738,427

Total assets	1,137,716,984

LIABILITIES

Payable to custodian (Note 2)	2,473,153

Payable for variation margin (Note 1)	1,550,334

Distributions payable to shareholders	8,332,592

Payable for investments purchased	10,597,953

Payable for compensation of Manager (Note 2)	1,581,285

Payable for investor servicing fees (Note 2)	37,259

Payable for custodian fees (Note 2)	48,413

Payable for Trustee compensation and expenses (Note 2)	191,959

Payable for administrative services (Note 2)	1,654

Unrealized depreciation on forward currency contracts (Note 1)	3,465,371

Written options outstanding, at value (premiums received $83,076,937) (Notes 1 and 3)	67,362,995

Premium received on swap contracts (Note 1)	2,186,771

Unrealized depreciation on swap contracts (Note 1)	139,791,620

Collateral on certain derivative contracts, at value (Note 1)	2,958,984

Other accrued expenses	212,224

Total liabilities	240,792,567

Net assets	$896,924,417

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,113,944,826

Undistributed net investment income (Note 1)	33,745,945

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(205,060,510)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(45,705,844)

Total — Representing net assets applicable to capital shares outstanding	$896,924,417

COMPUTATION OF NET ASSET VALUE

Net asset value per share ($896,924,417 divided by 141,230,473 shares)	$6.35

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/11 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $49,229) (including interest income of $15,383
from investments in affiliated issuers) (Note 6)	$40,798,089

Dividends	15,344

Total investment income	40,813,433

EXPENSES

Compensation of Manager (Note 2)	3,192,827

Investor servicing fees (Note 2)	223,610

Custodian fees (Note 2)	64,130

Trustee compensation and expenses (Note 2)	48,118

Administrative services (Note 2)	13,271

Other	326,416

Total expenses	3,868,372

Expense reduction (Note 2)	(1,916)

Net expenses	3,866,456

Net investment income	36,946,977

Net realized gain on investments (Notes 1 and 3)	68,621,607

Net realized gain on swap contracts (Note 1)	7,814,135

Net realized loss on futures contracts (Note 1)	(8,647,334)

Net realized loss on foreign currency transactions (Note 1)	(974,679)

Net realized gain on written options (Notes 1 and 3)	1,197,982

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(3,345,984)

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the period	(45,561,202)

Net gain on investments	19,104,525

Net increase in net assets resulting from operations	$56,051,502

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 1/31/11*	Year ended 7/31/10

Operations:
Net investment income	$36,946,977	$85,496,992

Net realized gain on investments and foreign currency transactions	68,011,711	86,572,814

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(48,907,186)	26,794,606

Net increase in net assets resulting from operations	56,051,502	198,864,412

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(49,892,507)	(118,145,298)

Increase in capital share transactions from reinvestment	3,550,128	3,172,110

Total increase in net assets	9,709,123	83,891,224

NET ASSETS

Beginning of period	887,215,294	803,324,070

End of period (including undistributed net investment income
of $33,745,945 and $46,691,475, respectively)	$896,924,417	$887,215,294

NUMBER OF FUND SHARES

Shares outstanding at beginning of period	140,677,816	140,174,621

Shares issued in connection with reinvestment of distributions	552,657	503,195

Shares outstanding at end of period	141,230,473	140,677,816

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months ended**	Year ended

	1/31/11	7/31/10	7/31/09	7/31/08	7/31/07	7/31/06

Net asset value,
beginning of period	$6.31	$5.73	$6.55	$7.10	$7.02	$7.16
Investment operations:

Net investment income [a]	.26	.61	.30	.50	.36	.34

Net realized and unrealized
gain (loss) on investments	.13	.81	(.64)	(.69)	.03	(.16)

Total from
investment operations	.39	1.42	(.34)	(.19)	.39	.18
Less distributions:

From net investment income	(.35)	(.84)	(.52)	(.42)	(.36)	(.36)

Total distributions	(.35)	(.84)	(.52)	(.42)	(.36)	(.36)

Increase from shares repurchased	—	—	.04	.06	.05	.04

Net asset value,
end of period	$6.35	$6.31	$5.73	$6.55	$7.10	$7.02

Market price,
end of period	$6.44	$6.67	$5.37	$5.97	$6.21	$6.02

Total return at
market price (%) [b]	1.99 *	42.21	0.65	2.84	9.06	1.14

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$896,924	$887,215	$803,324	$979,577	$1,141,997	$1,310,078

Ratio of expenses to
average net assets (%) [c]	.43 *	.87 [e]	.93 [e,f]	.83 [f]	.82 [f]	.81 [f]

Ratio of expenses to
average net assets, excluding
interest expense (%) [c]	.43 *	.86	.88 [f]	.83 [f]	.82 [f]	.81 [f]

Ratio of net investment income
to average net assets (%)	4.12 *	9.78	5.92 [f]	7.20 [f]	5.02 [f]	4.86 [f]

Portfolio turnover (%) [d]	68.55 *	85.29	230.07	134.37	83.71	104.97

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Portfolio turnover excludes dollar roll transactions.

e Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.01% and 0.05% of average net assets for the periods ended July 31, 2010 and July 31, 2009, respectively.

f Reflects waivers of certain fund expenses in connection with Putnam Prime Money Market Fund in effect during the period. As a result of such waivers, the expenses of the fund for the periods ended July 31, 2009, July 31, 2008, July 31, 2007 and July 31, 2006, reflect a reduction of less than 0.01%, less than 0.01%, 0.01% and 0.01% of average net assets, respectively.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Premier Income Trust (the fund), a non-diversified Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The fund’s investment objective is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market. The fund invests in higher yielding, lower-rated bonds that have a higher rate of default due to the nature of the investments. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from August 1, 2010 through January 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

C) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

E) Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average number of contracts of approximately 3,000 on futures contracts for the reporting period.

F) Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk and to gain exposure to interest rates and volatility. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $680,500,000 on purchased options contracts for the reporting period. See Note 3 for the volume of written options contracts activity for the reporting period.

G) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the period.

H) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure, to manage exposure to specific sectors or industries, and to gain exposure to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the period.

I) Interest rate swap contracts The fund enters into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $8,864,200,000 on interest rate swap contracts for the reporting period.

J) Credit default contracts The fund enters into credit default contracts to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. Outstanding notional on credit default swap contracts at the close of the reporting period are indicative of the volume of activity during the period.

K) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $8,197,987 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $146,914,477 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $128,076,546.

L) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2010, the fund had a capital loss carryover of $248,391,079 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$80,119,935	July 31, 2011

6,338,093	July 31, 2015

17,302,669	July 31, 2016

58,742,308	July 31, 2017

85,888,074	July 31, 2018

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2011 $4,831,408 of losses recognized during the period November 1, 2009 to July 31, 2010.

The aggregate identified cost on a tax basis is $1,005,725,925, resulting in gross unrealized appreciation and depreciation of $48,742,502 and $26,733,496, respectively, or net unrealized appreciation of $22,009,006.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates: 0.75% of the first $500 million, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% of the next $5 billion, with additional breakpoints at higher asset levels.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (PFTC), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund through December 31, 2010. Subsequent to December 31, 2010 these services were provided by Putnam Investor Services, Inc, an affiliate of Putnam Management. Both Putnam Investor Services and Putnam Investor Services, Inc. were paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,916 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $564, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $581,183,905 and $702,639,068, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

		Contract amounts	Premiums received

Written options outstanding	USD	1,072,209,000	$55,803,959
at the beginning of the period	CHF	—	$—

Options	USD	840,603,730	29,509,837
opened	CHF	146,640,000	160,099

Options	USD	(28,067,900)	(1,198,479)
exercised	CHF	—	—

Options	USD	(28,067,900)	(1,198,479)
expired	CHF	—	—

Written options outstanding	USD	1,856,676,930	$82,916,838
at the end of the period	CHF	146,640,000	$160,099

Note 4: Shares repurchased

In September 2010, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2011 (based on shares outstanding as of October 7, 2010). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2010 (based on shares outstanding as of October 7, 2009) and prior to that, to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2009 (based on shares outstanding as of October 5, 2008). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees. For the reporting period, the fund did not repurchase any shares.

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$1,236,518	Payables	$1,118,289

Foreign exchange
contracts	Receivables	1,906,680	Payables	3,465,371

	Investments,
Equity contracts	Receivables	60,278	Payables	—

	Investments,
	Receivables, Net assets —		Payables, Net assets —
Interest rate	Unrealized appreciation/		Unrealized appreciation/
contracts	(depreciation)	62,276,121*	(depreciation)	220,470,459*

Total		$65,479,597		$225,054,119

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$300,174	$300,174

Foreign exchange
contracts	—	—	—	(901,615)	—	(901,615)

Equity contracts	—	(202)	—	—	—	(202)

Interest rate contracts	1,721,589	—	(8,647,334)	—	7,513,961	588,216

Total	$1,721,589	$(202)	$(8,647,334)	$(901,615)	$7,814,135	$(13,427)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$497,441	$497,441

Foreign exchange
contracts	—	—	—	(3,384,662)	—	(3,384,662)

Equity contracts	—	8,394	—	—	—	8,394

Interest rate contracts	1,691,500	—	(20,948,001)	—	(4,753,147)	(24,009,648)

Total	$1,691,500	$8,394	$(20,948,001)	$(3,384,662)	$(4,255,706)	$(26,888,475)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $15,383 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $353,426,102 and $246,541,975, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Shareholder meeting results (Unaudited)

January 28, 2011 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	124,995,682	2,833,995

Barbara M. Baumann	125,219,653	2,610,024

Jameson A. Baxter	125,028,717	2,800,960

Charles B. Curtis	124,850,801	2,978,876

Robert J. Darretta	125,199,982	2,629,695

Myra R. Drucker*	125,142,656	2,687,021

John A. Hill	125,102,028	2,727,649

Paul L. Joskow	125,175,960	2,653,717

Kenneth R. Leibler	125,178,545	2,651,132

George Putnam, III	125,181,578	2,648,099

Robert E. Patterson	125,089,603	2,740,074

Robert L. Reynolds	125,212,500	2,617,177

W. Thomas Stephens	125,052,178	2,777,499

* Myra Drucker retired from the Board of Trustees of the Putnam funds effective January 30, 2011.

All tabulations are rounded to the nearest whole number.

Fund information

About Putnam Investments

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Kenneth R. Leibler	Mark C. Trenchard
Putnam Investment	Robert E. Patterson	Vice President and
Management, LLC	George Putnam, III	BSA Compliance Officer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	W. Thomas Stephens	Francis J. McNamara, III
Vice President and
Investment Sub-Manager	Officers	Chief Legal Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	President	James P. Pappas
London, England SW1A 1LD		Vice President
Jonathan S. Horwitz
Marketing Services	Executive Vice President,	Judith Cohen
Putnam Retail Management	Principal Executive	Vice President, Clerk and
One Post Office Square	Officer, Treasurer and	Assistant Treasurer
Boston, MA 02109	Compliance Liaison
Michael Higgins
Custodian	Steven D. Krichmar	Vice President, Senior Associate
State Street Bank	Vice President and	Treasurer and Assistant Clerk
and Trust Company	Principal Financial Officer
Nancy E. Florek
Legal Counsel	Janet C. Smith	Vice President, Assistant Clerk,
Ropes & Gray LLP	Vice President, Assistant	Assistant Treasurer and
	Treasurer and Principal	Proxy Manager
Trustees	Accounting Officer
John A. Hill, Chairman		Susan G. Malloy
Jameson A. Baxter,	Beth S. Mazor	Vice President and
Vice Chairman	Vice President	Assistant Treasurer
Ravi Akhoury
Barbara M. Baumann	Robert R. Leveille
Charles B. Curtis	Vice President and
Robert J. Darretta	Chief Compliance Officer
Paul L. Joskow

Call 1-800-225-1581 weekdays between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit our Web site (putnam.com) anytime for up-to-date information about the fund’s NAV.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA708 265913 3/11

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal period.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

August 1 -
August 31, 2010	-	-	-	14,017,462
September 1 -
September 30, 2010	-	-	-	14,017,462
October 1 -
October 7, 2010	-	-	-	14,017,462
October 8 -
October 31, 2010	-	-	-	14,085,964
November 1 -
November 30, 2010	-	-	-	14,085,964
December 1 -
December 31, 2010	-	-	-	14,085,964
January 1 -
January 31, 2011	-	-	-	14,085,964

* In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the repurchase of up to 10% of the fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees subsequently renewed the program on four occasions, to permit the repurchase of an additional 10% of the fund's outstanding common shares over each of the twelve-month periods beginning on October 8, 2007, October 8, 2008 ,October 8, 2009 and October 8, 2010. The October 8, 2008 - October 7, 2009 program, which was announced in September 2008, allowed repurchases up to a total of 14,564,288 shares of the fund. The October 8, 2009 - October 7, 2010 program, which was announced in September 2009, allowed repurchases up to a total of 14,017,462 shares of the fund. The October 8, 2010 - October 7, 2011 program, which was announced in September 2010, allows repurchases up to a total of 14,085,964 shares of the fund.

**Information prior to October 7, 2010 is based on the total number of shares eligible for repurchase under the program, as amended through September 2009. Information from October 8, 2010 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2010.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Premier Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: March 31, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 31, 2011